File No. 33-8746
                                                               ICA No. 811-04840

      As filed with the Securities and Exchange Commission on March 1, 2004
--------------------------------------------------------------------------------

                                    FORM N-1A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

       -----------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No.                       |_|

                         Post-Effective Amendment No. 29                     [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                Amendment No. 31                             [X]

                        (Check appropriate box or boxes)

                              THE TOCQUEVILLE TRUST
               (Exact Name of Registrant as Specified in Charter)

                                  1675 Broadway
                            New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 698-0800

                               Robert Kleinschmidt
                                    President
                              The Tocqueville Trust
                                  1675 Broadway
                            New York, New York 10019
                     (Name and Address of Agent for Service)

                                   Copies to:
                            Michael R. Rosella, Esq.
                     Paul, Hastings, Janofsky, & Walker LLP
                               75 East 55th Street
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

    (x) immediately upon filing pursuant to paragraph (b)
    ( ) on [ ] pursuant to paragraph (b)
    ( ) 60 days after filing pursuant to paragraph (a)(1)
    ( ) on (date) pursuant to paragraph (a)(1)
    ( ) 75 days after filing pursuant to paragraph (a)(2)
    ( ) on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    [GRAPHIC]






                                      THE TOCQUEVILLE TRUST


                                      THE TOCQUEVILLE FUND


                                      THE TOCQUEVILLE SMALL CAP VALUE FUND


                                      THE TOCQUEVILLE INTERNATIONAL VALUE FUND


                                      THE TOCQUEVILLE GOLD FUND


                                      THE TOCQUEVILLE GENESIS FUND


                                      PROSPECTUS


                                      March 1, 2004



                                      This Prospectus covers five different
                                      Funds of The Tocqueville Trust. You will find specific information in this Prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus. Please read this Prospectus carefully before you invest or send money.

                                      The Securities and Exchange Commission
                                      has not approved or disapproved the
                                      shares described in this Prospectus or
                                      determined whether this Prospectus is
                                      accurate or complete. Any representation to the contrary is a criminal offense.

                              Investment Advisor
                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800
                              www.tocqueville.com

                                  Distributor
               Lepercq, de Neuflize/Tocqueville Securities, L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800

                            Shareholders' Servicing
                              and Transfer Agent
                        U.S. Bancorp Fund Services, LLC
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                                (800) 697-3863

                                   Custodian
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH 45202

                               Board of Trustees
                           Francois Sicart--Chairman
                                Lucille G. Bono
                              Charles W. Caulkins


                                James W. Gerard
                                  Inge Heckel
                            Robert W. Kleinschmidt
                                  Guy A. Main
                              Larry M. Senderhauf

                               Table of Contents



       The Tocqueville Fund--Risk/Return Summary.....................  1

       The Tocqueville Small Cap Value Fund--Risk/Return Summary.....  3

       The Tocqueville International Value Fund--Risk/Return Summary.  5

       The Tocqueville Gold Fund--Risk/Return Summary................  7

       The Tocqueville Genesis Fund--Risk/Return Summary.............  9

       Fee Table..................................................... 10

       Investment Objectives, Investment Strategies and Related Risks 12

       Risks of Investing in the Funds............................... 14

       Management of the Funds....................................... 16

       How the Funds Value Shares.................................... 17

       Shareholder Information....................................... 17

       Dividends, Distributions and Tax Matters...................... 23

       Financial Highlights.......................................... 24

                             THE TOCQUEVILLE FUND
                              Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Tocqueville Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Tocqueville Fund seeks to achieve its investment objective by investing primarily in common stocks of United States companies.




The investment strategy of the Tocqueville Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the investment advisor (the "Advisor") helps the portfolio manager to find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.



Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager's judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position, and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.



Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The Advisor considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.



In general, the Advisor acquires its investment ideas by identifying companies whose stock prices are down, or have lagged the market. The Advisor then analyzes the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the Advisor may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.


The portfolio manager will purchase stocks for the Fund's portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the Tocqueville Fund. The Fund is subject to the following risks:

 .  the stock markets may go down; and

 . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

Bar Chart and Performance Table

The following chart and table demonstrate the risks of investing in the Tocqueville Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and 10 years compare with those of the S&P 500 Index. While analyzing this information, please note that the Fund's performance (before and after taxes) is not an indication of how the Fund will perform in the future.


                                    [CHART]

 1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
------  ------  ------  ------  ------  ------  ------  ------  -------  ------
-0.76%  28.17%  23.62%  25.84%  -0.09%  12.52%  10.27%  -6.33%  -14.53%  42.68%



During this period, the best performance for a quarter was 20.71% (for the quarter ended 6/30/03). The worst performance was -18.39% (for the quarter ended 9/30/02).


1   Prospectus

Average Annual Total Returns--
  For the periods ended December 31, 2003
-----------------------------------------------

                            One   Five    Ten
                            Year  Years  Years
-----------------------------------------------
The Tocqueville Fund
 Return Before Taxes       42.68%  7.22% 10.85%
-----------------------------------------------
 Return After Taxes on
   Distributions           42.66%  6.56%  8.89%
-----------------------------------------------
 Return After Taxes on
   Distributions and
   Sale of Fund Shares     27.77%  6.01%  8.41%
-----------------------------------------------
S&P 500 Index*
(reflects no deduction for
  fees, expenses or taxes) 28.68% -0.57% 11.07%
-----------------------------------------------

* Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 500 Index. While the Fund does not seek to match the returns of the S&P 500 Index, this Index is a good indicator of general stock market performance. You may not invest directly in the S&P 500 Index and, unlike the Fund, it does not incur fees and expenses.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.



 . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 . Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                               March 1, 2004 2

                     THE TOCQUEVILLE SMALL CAP VALUE FUND
                              Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Tocqueville Small Cap Value Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies located in the United States that have market values of less than $1 billion ("Small Cap Companies").




The investment strategy of the Small Cap Value Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio manager find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.



Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager's judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position, and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.



Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The Advisor considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.



In general, the Advisor acquires its investment ideas by identifying companies whose stock prices are down, or have lagged the market. The Advisor then analyzes the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the Advisor may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.


The portfolio manager will purchase stocks for the Fund's portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the Small Cap Value Fund. The Fund is subject to the following risks:

 .  the stock markets may go down; and

 . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

In addition, there are unique risks associated with investing in small cap stocks, including:

 . small companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and

 . small cap stocks are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

Bar Chart and Performance Table

The following chart and table demonstrate the risks of investing in the Small Cap Value Fund by showing changes from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and since inception compare with those of the Russell 2000 Index. While analyzing this information, please note that the Fund's performance (before and after taxes) is not an indication of how the Fund will perform in the future.

                                    [CHART]

 1995    1996    1997    1998     1999    2000    2001      2002     2003
------  ------  ------  ------   ------  ------  ------    ------   ------
23.21%  25.03%  23.37%  -5.59%   38.66%  14.40%  11.64%   -15.92%   65.69%



During this period, the best performance for a quarter was 38.90% (for the quarter ended 6/30/03). The worst performance was -22.58% (for the quarter ended 9/30/98).


3   Prospectus

Average Annual Total Returns--
  For the periods ended December 31, 2003
--------------------------------------------------

                                           Since
                            One   Five   August 1,
                            Year  Years   1994**
--------------------------------------------------
Tocqueville Small Cap
  Value Fund
 Return Before Taxes       65.69% 19.80%  17.44%
--------------------------------------------------
 Return After Taxes on
   Distributions           61.84% 16.80%  14.76%
--------------------------------------------------
 Return After Taxes on
   Distributions and
   Sale of Fund Shares     46.55% 15.98%  14.15%
--------------------------------------------------
Russell 2000 Index*
(reflects no deduction for
  fees, expenses or taxes) 46.03% 12.28%  13.70%
--------------------------------------------------

* Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Russell 2000 Index. While the Fund does not seek to match the returns of the Russell 2000 Index, this Index is a good indicator of small company stock market performance. You may not invest directly in the Russell 2000 Index and, unlike the Fund, it does not incur fees and expenses.
** Inception date of the Fund.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.





 . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 . Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                               March 1, 2004 4

                   THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                              Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Tocqueville International Value Fund's investment objective is long-term capital appreciation consistent with preservation of capital.

Principal Investment Strategies


The International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in stocks of companies located in at least three different countries, which may include developed and emerging market countries. The Fund will invest primarily in Small Cap Companies and companies having market values between $1 billion and $5 billion ("Mid Cap Companies"), but may also invest in companies having market values of $5 billion or more ("Large Cap Companies").





The investment strategy of the International Value Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.



Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers' judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position, and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.



Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. The Advisor considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.



In general, the Advisor acquires its investment ideas by identifying companies whose stock prices are down, or have lagged the market. The Advisor then analyzes the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the Advisor may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.



The portfolio managers will purchase stocks for the Fund's portfolio when they meet the above criteria and when the portfolio managers believe that they have a limited risk of further decline. The portfolio managers will sell stocks when they are no longer considered to be good values.


Principal Risks

You may lose money by investing in the International Value Fund. The Fund is subject to the following risks:

 .  the stock markets may go down; and

 . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.




Additional risks associated with investing in non-U.S. securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and political risk.


Bar Chart and Performance Table

The following chart and table demonstrate the risks of investing in the International Value Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and since inception compare with those of the Morgan Stanley EAFE Index. While analyzing this information, please note that the Fund's performance (before and after taxes) is not an indication of how the Fund will perform in the future.

                                    [CHART]

1995    1996    1997    1998    1999    2000     2001    2002    2003
-----  ------  ------  ------  ------  -------  ------  ------  ------
6.45%  24.48%  -30.86%  6.12%  31.04%  -19.70%  -9.87%   1.56%  53.72%



During this period, the best performance for a quarter was 33.63% (for the quarter ended 12/31/98). The worst performance was -28.47% (for the quarter ended 6/30/98).


5   Prospectus

Average Annual Total Returns--
  For the periods ended December 31, 2003
--------------------------------------------------

                                           Since
                            One   Five   August 1,
                            Year  Years   1994**
--------------------------------------------------
The Tocqueville
  International Value Fund
 Return Before Taxes       53.72%  8.17%   3.86%
--------------------------------------------------
 Return After Taxes on
   Distributions           53.64%  7.51%   3.26%
--------------------------------------------------
 Return After Taxes on
   Distributions and
   Sale of Fund Shares     35.02%  6.77%   3.02%
--------------------------------------------------
Morgan Stanley EAFE
  Index*
(reflects no deduction for
  fees, expenses or taxes) 35.28% -1.71%   2.05%
--------------------------------------------------

* Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley EAFE Index. While the Fund does not seek to match the returns of the Morgan Stanley EAFE Index, this Index is a good indicator of stock market performance in developed countries outside of North America. You may not invest directly in the Morgan Stanley EAFE Index and, unlike the Fund, it does not incur fees and expenses.
** Inception date of the Fund.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.





 . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



 . Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                               March 1, 2004 6

                           THE TOCQUEVILLE GOLD FUND
                              Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Tocqueville Gold Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Gold Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold ("Gold Related Securities"). The Fund may also invest in other precious metals ("Other Precious Metals"). However no more than 10% of the Fund's total assets may be invested directly in gold bullion and other precious metals.




The investment strategy of the Gold Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio manager find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.



Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager's judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position, and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.



Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The Advisor considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.



In general, the Advisor acquires its investment ideas by identifying companies whose stock prices are down, or have lagged the market. The Advisor then analyzes the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the Advisor may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.


The portfolio manager will purchase stocks for the Fund's portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the Gold Fund. The Fund is subject to the following risks:

 .  the stock markets may go down; and
 . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

The Gold Fund is subject to the special risks associated with investing in gold and other precious metals, including:

 . the price of gold or other precious metals may be subject to wide fluctuation;
 .  the market for gold or other precious metals is relatively limited;
 . the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and
 .  the market for gold and other precious metals is unregulated.

In addition, there are special risks associated with investing in foreign securities, including:

 .  the value of foreign currencies may decline relative to the US dollar;
 . a foreign government may expropriate the Fund's assets; and . political, social or economic instability in a foreign country in which the
    Fund invests may cause the value of the Fund's investments to decline.

The Gold Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives 10% or more of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

7   Prospectus

The Gold Fund is a non-diversified fund and therefore, compared to a diversified mutual fund, this Fund is able to invest a greater portion of its assets in any one particular issuer. The risk of investing in a non-diversified fund is that the fund may be more sensitive to changes in the market value of a single issuer. Investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

--------------------------------------------------------------------------------


Bar Chart and Performance Table


The following chart and table demonstrate the risks of investing in the Gold Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 year and since inception compare with those of the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index. While analyzing this information, please note that the Fund's performance (before and after taxes) is not an indication of how the Fund will perform in the future.


               [CHART]

1999     2000     2001    2002    2003
-----   -------  ------  ------  ------
21.72%  -10.70%  21.90%  82.88%  53.65%



During this period, the best performance for a quarter was 45.91% (for the quarter ended 3/31/02). The worst performance was -11.42% (for the quarter ended 3/31/00).


--------------------------------------------------------------------------------



Average Annual Total Returns--
  For the periods ended December 31, 2003
--------------------------------------------------

                                           Since
                             One   Five   June 29,
                             Year  Years   1998**
--------------------------------------------------
The Tocqueville Gold Fund
 Return Before Taxes        53.65% 30.07%  28.08%
--------------------------------------------------
 Return After Taxes on
   Distributions            53.19% 29.70%  27.76%
--------------------------------------------------
 Return After Taxes on
   Distributions and
   Sale of Fund Shares      35.26% 26.89%  25.19%
--------------------------------------------------
S&P 500 Index*
(reflects no deductions for
  fees, expenses and taxes) 28.68% -0.57%   1.09%
--------------------------------------------------
Philadelphia Stock Exchange
  Gold/Silver Index*
(reflects no deductions for
  fees, expenses or taxes)  43.96% 12.86%   9.72%
--------------------------------------------------


* Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index. While the Fund does not seek to match the returns of the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index, these Indices are good indicators of general stock market performance and the performance of the common stock of companies in the gold and silver mining industry, respectively. You may not invest directly in the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index and, unlike the Fund, they do not incur fees and expenses.

** Inception date of the Fund.





 . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 . Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.






Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the table, the total returns would be less than those shown.



                                                               March 1, 2004 8

                         THE TOCQUEVILLE GENESIS FUND
                              Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Tocqueville Genesis Fund's investment objective is long-term capital appreciation consistent with preservation of capital.

Principal Investment Strategies


The Genesis Fund seeks to achieve its investment objective by investing primarily in common stocks of United States companies. Although the Fund's investment strategy will not be constrained by market capitalization, the Fund will generally invest in Small Cap Companies or Mid Cap Companies.



The investment strategy of the Genesis Fund is value oriented and contrarian. The Fund seeks to invest in sectors of the market that the portfolio manager has identified as undervalued by analyzing capital flows within market sectors. The portfolio manager will seek to (i) identify sectors that have appreciation potential when capital flows into that sector approach or exceed historical norms and (ii) identify sectors with little or no appreciation potential when capital flows leave that sector. Within the sectors that the portfolio manager has identified as undervalued, the portfolio manager will then identify companies that he believes have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio manager find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.





Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager's judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position, and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.



Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. We consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.



In general, the Advisor acquires its investment ideas by identifying companies whose stock prices are down, or have lagged the market. The Advisor then analyzes the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the Advisor may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.


The portfolio manager will generally purchase stocks for the Fund's portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will generally sell stocks when they are no longer considered to offer the opportunity for appreciation.

Principal Risks

You may lose money by investing in the Genesis Fund. The Fund is subject to the following risks:

 .  the stock markets may go down; and

 . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

In addition, there are unique risks associated with investing in Small Cap and Mid Cap Companies, including:

 . Small and Mid Cap Companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and

 . Small and Mid Cap Companies are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

Bar Chart and Performance Table

Performance history will be available for the Genesis Fund after it has been in operation for one calendar year.

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9   Prospectus
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                                   FEE TABLE
--------------------------------------------------------------------------------

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:



                                                  Tocqueville   Small Cap  International  Gold    Genesis
                                                     Fund       Value Fund  Value Fund    Fund     Fund
                                                  -----------   ---------- ------------- ----   -------
Shareholder Fees (fees paid directly from
  your investment):
Maximum Sales Charge (Load) Imposed on Purchases
  (as % of offering price).......................    None          None        None      None     5.00%
Maximum Deferred Sales Charge (Load).............    None          None        None      None     None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions........................    None          None        None      None     None
Redemption Fee...................................    2.00%*        2.00%*      2.00%*    2.00%*   2.00%*
Exchange Fee.....................................        **          **          **        **         **
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
(as a % of average net assets)
Advisory Fee.....................................    0.75%         0.75%       1.00%     1.00%    1.25%/(2)/
Rule 12b-1 Fee...................................    0.25%         0.25%       0.25%     0.25%    0.25%
Other Expenses...................................    0.47%/(1)/    0.36%       0.52%     0.43%    0.70%/(3)/
                                                     ----          ----        ----      ----    -----
Total Annual Fund Operating Expenses.............    1.47%/(1)/    1.36%       1.77%     1.68%    2.20%
  Less Fee Waivers...............................    0.00%         0.00%       0.00%     0.00%   (0.25)%/(2)/
                                                     ----          ----        ----      ----    -----
Net Annual Fund Operating Expenses...............    1.47%         1.36%       1.77%     1.68%    1.95%/(2)/

--------

/(1)/ With respect to the Tocqueville Fund, Other Expenses and Total Annual
      Fund Operating Expenses are 0.40% and 1.40%, respectively, after voluntary waiver by the Fund's investment advisor. This waiver may be terminated at any time.

/(2)/ With respect to the Genesis Fund, the Advisor is contractually obligated to waive its fees to the extent that the Total Annual Fund Operating Expenses exceed 1.95%. This Expense Limitation Agreement shall remain in effect until October 8, 2005.
/(3)/ With respect to the Genesis Fund, "Other Expenses" are based on estimated amounts for the current fiscal year.

* A redemption fee is imposed on redemptions of shares held 120 days or less. Please see "How to Redeem Shares" in the section entitled "Shareholder Information" for more information concerning the redemption fee. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

**  The Transfer Agent charges a $5 fee for each telephone exchange.
Example:

This example is to help you compare the cost of investing in the Tocqueville Funds with the cost of investing in other mutual funds.

The Example assumes that:

 .  you invest $10,000 in the Fund for the time periods indicated;

 .  your investment has a 5% return each year; and

 .  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:


                                   1 Year 3 Years 5 Years 10 Years
                                   ------ ------- ------- --------
              Tocqueville Fund/#/.  $150  $  465   $803    $1,757
              Small Cap Value Fund  $138  $  431   $745    $1,635
              International Value
                Fund..............  $180  $  557   $959    $2,084
              Gold Fund...........  $171  $  530   $913    $1,987
              Genesis Fund........  $688  $1,131    N/A       N/A

--------
/#/ With respect to the Tocqueville Fund, your costs of investing in the Fund reflect the amount you would pay if the Fund's investment advisor did not waive a portion of Other Expenses. If the Fund's investment advisor continues to waive fees as it is currently doing, your actual costs for those periods would be lower than the amounts shown. These examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


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

Who may want to invest in the Funds?

 .  investors who want a diversified portfolio

 .  long-term investors with a particular goal, such as saving for retirement

 .  investors who want potential growth over time

 . investors who can tolerate short-term fluctuations in net asset value (NAV) per share

Who may want to invest in:

The Tocqueville Fund? Investors who are willing to assume market risk of United States securities in the short-term for potentially higher gains in the long-term.

The Small Cap Value Fund? Investors who are comfortable with assuming the added risks associated with small cap stocks in return for the possibility of long-term rewards.


The International Value Fund? Investors who want to gain exposure to a broader set of investment opportunities by investing in non-U.S. countries and who are willing to accept the additional risks that may be associated with investment in non-U.S. securities.


The Gold Fund? Investors who want to diversify their portfolio or investors who want an investment that may provide protection against inflation or currency devaluation and are willing to accept the additional risks associated with investment in gold and gold related securities.

The Genesis Fund? Investors who are comfortable with assuming the added risks associated with more active trading and with small and mid cap stocks in return for the possibility of long-term rewards and for investors who desire a more flexible sector movement in a fund's portfolio.

The Funds may not be appropriate for investors who:

 . are not willing to take any risk that they may lose money on their investment

 .  primarily want stability of their investment principal


 . primarily want to invest in a particular sector (with the exception of the Gold Fund) or in particular industries, countries or regions


 .  require current income

Keep in mind that mutual fund shares:

 .  are not deposits of any bank

 . are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency

 . are subject to investment risks, including the possibility that you could lose money.



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

        INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

Investment Objectives

Long-term capital appreciation is the investment objective of the Tocqueville Fund, the Small Cap Value Fund and the Gold Fund. The investment objective of the International Value Fund and the Genesis Fund is long-term capital appreciation consistent with preservation of capital.

Investment Strategies


General




The investment strategy of the Tocqueville Fund, the Small Cap Value Fund, the International Value Fund, the Gold Fund and the Genesis Fund is value oriented and contrarian.



The Funds seek companies (with respect to the Genesis Fund, companies within the sectors of the market that the portfolio manager has identified as undervalued) that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.



Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers' judgments will be based on a comparison of a company's stock market value with various financing parameters, including, historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position, and financial structure, clear strategy, free cash flow, large insider ownership, shareholder oriented policies, among other things.



Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. We consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.



In general, the Advisor acquires its investment ideas by identifying companies whose stock prices are down, or have lagged the market. The Advisor then analyzes the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the Advisor may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.



The Funds



The Tocqueville Fund will seek to achieve its investment objective by investing primarily in common stocks of United States companies.

  While the Tocqueville Fund will primarily invest in common stocks of United States companies, the Fund may also invest:

 . up to 25% of its total assets in common stocks of foreign companies traded in the U.S. or in American Depository Receipts (ADRs);

 .  up to 10% of its total assets in gold bullion from U.S. institutions;

..   in repurchase agreements, which are fully collateralized by U.S. government securities or other collateral that the Advisor deems appropriate;

 . up to 5% of its total assets in debt instruments convertible into common stock; and

 .  in warrants issued by U.S. and foreign issuers.

The Small Cap Value Fund will seek to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies located in the United States that are Small Cap Companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy.



  The Small Cap Value Fund may also invest:

 . up to 20% of its total assets in common stock of small cap companies located in developed countries in Europe and Asia;



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

 . up to 20% of its total assets in common stock of foreign companies traded in the United States or in American Depository Receipts (ADRs);

 . in repurchase agreements which are fully collateralized by U.S. government securities or other collateral that the Advisor deems appropriate;

 . up to 10% of its total assets in investment grade debt securities convertible into common stock; and

 .  in warrants of U.S. and foreign issuers.


The International Value Fund invests primarily in common stocks of non-U.S. companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies located in at least three different countries outside the United States, which may include developed and emerging market countries. The Fund may also invest up to 20% of its assets in common stocks of companies located in the United States. The Fund will invest primarily in Small and Mid Cap Companies, but may also invest in Large Cap Companies.





When selecting stocks, in addition to the factors discussed above, the Advisor may take into account macroeconomic conditions, government policies influencing business, political conditions and the outlook for currency relationships.







The International Value Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts, and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.



The International Value Fund may invest without limit in companies located in emerging market countries, which may involve additional risks such as political instability and currency devaluation, although the Fund does not intend under normal market conditions to invest more than 20% of its assets in such securities. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include any country in the world except the United States, Australia, Canada, Japan, New Zealand, and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.




The Gold Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold ("gold related securities"). The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy. The Fund may also invest in other precious metals and securities of companies that are engaged in mining or processing other precious metals ("other precious metal securities"). However, no more than 10% of the Fund's total assets may be invested directly in gold bullion and other precious metals. The Fund's investments may include foreign securities and small capitalization issuers.

  The Gold Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

The Genesis Fund will seek to achieve its investment objective by investing primarily in common stocks of United States companies. Although the Fund's investment strategy will not be constrained by market capitalization, the Fund will generally invest in Small or Mid Cap Companies.


The Genesis Fund seeks to invest in sectors of the market that the portfolio manager has identified as undervalued by analyzing capital flows within market sectors. The portfolio manager will seek to (i) identify sectors that have appreciation potential as reflected when capital flows into that sector approach or exceed historical norms and (ii) identify sectors with little or no appreciation potential when capital flows leave that sector.


  While the Genesis Fund will primarily invest in common stocks of United States companies, the Fund may also invest:

 . up to 15% of its total assets in common stocks of foreign companies and/or up to 25% of its total assets in American Depository Receipts (ADRs), provided that at no time may more than 25% of the Fund's total assets be invested in common stocks of foreign companies and ADRs;

 .  up to 10% of its total assets in gold from U.S. institutions;

 . in repurchase agreements, which are fully collateralized by U.S. government securities or other collateral that the Advisor deems appropriate;

 . up to 5% of its total assets in debt instruments convertible into common stock; and

 .  in warrants issued by U.S. and foreign issuers.

The Genesis Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, although the Advisor does not expect the portfolio turnover rate to exceed 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund's distributions of taxable income may increase.

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

Diversification Status

The Tocqueville Fund, the Small Cap Value Fund, the International Value Fund and the Genesis Fund are classified as diversified investment companies. As diversified investment companies 75% of the assets of each Fund are subject to the following limitations: (i) no more than 5% of each Fund's total assets may be invested in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities and (ii) each Fund may not own more than 10% of the outstanding voting securities of any one issuer. The classification of these Funds as diversified is a fundamental policy of each Fund and can only be changed upon approval of the vote of a majority of the outstanding shares of each Fund. The Gold Fund is classified as a non-diversified investment company and is not subject to these percentage restrictions. The Gold Fund's classification as a non-diversified investment company is a non-fundamental policy and may be changed by the Board of Trustees without obtaining shareholder approval.

Borrowing

Each Fund may borrow up to 10% of the value of its total assets from banks at prevailing interest rates for extraordinary or emergency purposes. A Fund may not purchase additional securities when borrowings exceed 5%.

Temporary Investments

When current market, economic, or political conditions are unsuitable for a Fund's investment objective, or in other appropriate circumstances, each Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. The result of employing this type of temporary defensive strategy is that a Fund may not achieve its investment objective.

Additional Investment Techniques


In addition to the techniques described above, each Fund may employ investment techniques that are not principal investment strategies of the Fund. Each Fund may enter into repurchase agreements, invest in illiquid and restricted securities and invest in other investment companies. The Genesis Fund may sell securities short. The Tocqueville Fund, the Small Cap Value Fund and the Gold Fund may sell securities short "against the box." The International Value Fund, the Gold Fund and the Genesis Fund may invest in futures and options on securities, indices and currencies and use such securities to hedge risk. Each of these investment techniques is subject to certain limitations and restrictions and involves additional risks which are described in more detail in the Statement of Additional Information.


                        RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


As with all mutual funds, investing in the Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one of the Funds.

Some of the investment techniques used involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. The Funds are also subject to certain limitations and restrictions, which are described in the Statement of Additional Information.

You should consider the risks described below before you decide to invest in any of the Funds.

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds:

  Market Risk is the risk that the market value of a security a Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market.

  Manager Risk is the risk that a Fund's portfolio manager may use an investment strategy that does not achieve the Fund's objective or may fail to execute a Fund's investment strategy effectively.

  Portfolio Turnover Risk. Frequent trading by a Fund will result in higher Fund expenses and may also result in an increase in a Fund's distributions of taxable income.

Risks of Investing in Foreign Securities

Each Fund may invest a portion of its assets in foreign securities. The following risks are common to mutual funds that invest in foreign securities:

  Legal and Regulatory Risk is the risk that the laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be


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

  less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

  Currency Risk is the risk that the Net Asset Value of a Fund will be adversely affected by the devaluation of foreign currencies or by a change in the exchange rate between the U.S. dollar and the currencies in which a Fund's stocks are denominated. The Funds may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

  Liquidity Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

  Expropriation Risk. Foreign governments may expropriate a Fund's investments either directly by restricting the Fund's ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of a Fund to pursue and collect a legal judgment against a foreign government.

  Political Risk. Political or social instability or revolution in certain countries in which a Fund invests, in particular emerging market countries, may result in the loss of some or all of the Fund's investment in these countries.

Risks of Investing in Debt Securities

Each Fund may invest a portion of its assets in debt securities. The following risks are common to mutual funds that invest in debt securities:

  Interest Rate Risk is the risk that an increase in interest rates will cause the value of a debt security to decline. In general, debt securities with longer maturities are more sensitive to changes in interest rates.

  Credit (or default) Risk is the risk that the issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.

  Inflation Risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.

  Reinvestment Risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.


Risks of Investing in Restricted Securities



Each Fund may invest in restricted securities, although the Funds, with the exception of the Gold Fund, do not intend to invest more than 5% of their assets in such securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss.


Risks of Investing in a Non-Diversified Fund (applicable only to the Gold Fund)

As a non-diversified fund, the Gold Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.


Disclosure of Portfolio Holdings



Each Fund's portfolio holdings will be available periodically on our website at www.tocquevillefunds.com or by calling 1-800-697-3863. The schedule of portfolio holdings will be delayed at least 15 days after the date the schedule is available. Each Fund may terminate or modify this policy at any time without further notice to shareholders.


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

                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Investment Advisor


Tocqueville Asset Management L.P., 1675 Broadway, New York, New York 10019, acts as the investment advisor to each Fund under separate investment advisory agreements which provide that the Advisor identify and analyze possible investments for each Fund, and determine the amount, timing, and form of those investments. The Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, on a regular basis, and recommending when to sell the investments. All purchases and sales by the Advisor of securities in each Fund's portfolio are subject at all times to the policies set forth by the Board of Trustees. The Advisor has been in the asset management business since 1990 and as of January 31, 2004, has more than $3.1 billion in assets under management.



The Advisor receives a fee from: (1) both the Tocqueville Fund and the Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of .75% on the first $500 million of the average daily net assets of each Fund, and ..65% of the average daily net assets in excess of $500 million; (2) both the International Value Fund and the Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, .75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion; and (3) the Genesis Fund, calculated daily and payable monthly, at an annual rate of 1.25% on the first $1 billion of the average daily net assets of the Fund, and 1.00% of the average daily net assets in excess of $1 billion. In addition, with respect to the Genesis Fund, the Advisor is contractually obligated to waive its fees to the extent that the Total Annual Fund Operating Expenses exceed 1.95%. This Expense Limitation Agreement shall remain in effect until October 8, 2005. For the fiscal year ended October 31, 2003, the Funds paid the Advisor advisory fees equal to:
0.75% for the Tocqueville Fund, 0.75% for the Small Cap Value Fund, 1.00% for the International Value Fund, 1.00% for the Gold Fund and 1.25% for the Genesis Fund.


Portfolio Management


Francois Sicart is the co-portfolio manager of the International Value Fund. Mr. Sicart, the Founder, Chairman and a director of Tocqueville Management Corporation, the general partner of the Advisor, has been a portfolio manager of the Tocqueville International Value Fund since its inception in 1994. Prior to forming the Advisor, and for the 18 year period from 1969 to 1986, he held various senior positions within Tucker Anthony, Incorporated, where he managed private accounts. Mr. Sicart is an MBA graduate of the Ecole des Hautes Estudes Commerciales, France.



Robert W. Kleinschmidt has been the portfolio manager of the Tocqueville Fund since 1992. Mr. Kleinschmidt is the President, Chief Investment Officer and a director of Tocqueville Management Corporation. He previously held executive positions at the investment management firm David J. Greene & Co. Mr. Kleinschmidt has a BBA in accounting from the University of Wisconsin and an MA in economics from the University of Massachusetts.


James E. Hunt is the co-portfolio manager of the International Value Fund. Mr. Hunt has been Director of Research and a portfolio manager with the Advisor since 2000 and has co-managed the International Value Fund since 2001. Prior to joining the Advisor, Mr. Hunt was President of Hunt Asset Management from 1998 to 2000, Executive Vice President with Warburg Dillon Read from 1997 to 1998, Vice President and Associate with Lehman Brothers from 1989 to 1997 and Equity Analyst with Delafield Asset Management from 1984 to 1987. Mr. Hunt holds an MBA from Yale University and a BA from Brown University.

Jean-Pierre Conreur has been the portfolio manager of the Small Cap Value Fund since its inception in 1994. Mr. Conreur, a graduate of Lycee Chanzy in 1954, was employed at Tucker Anthony, Incorporated from April 1976 to December 1983. From December 1983 to March of 1990, he held the position of Vice President-Foreign Department at Tucker Anthony. Mr. Conreur is a trustee of the Advisor's retirement plan.

John Hathaway has been the portfolio manager of the Gold Fund since 1997. Mr. Hathaway was a portfolio manager with Hudson Capital Advisors from 1986 through 1989, and the President, Chief Investment Officer and portfolio manager with Oak Hill Advisors from 1989 through 1996. Mr. Hathaway has been a portfolio manager with the Advisor since 1997. He received his MBA from the University of Virginia and his BA from Harvard University.

Michael Williams is the portfolio manager of the Genesis Fund. Before joining the Advisor, Mr. Williams was the Managing Director for Genesis Partners, a research and advisory firm he directed from 1990 to 2003. Prior to that, from 1982 to 1990, Mr. Williams ran his own financial planning firm based in Atlanta with offices in New York City. During the period between 1982 and 1990, SectorFlow was created as a process for tracking the institutional capital flow into and out of sectors within the markets. That research has been provided to financial advisors throughout the country since 1993.


                                                               March 1, 2004 16

                          HOW THE FUNDS VALUE SHARES
--------------------------------------------------------------------------------


The NAV, multiplied by the number of fund shares you own, gives you the value of your investment.

Each Fund's share price, called its NAV, is calculated as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally at 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of a Fund's investments plus any cash or other assets less all liabilities by the number of Fund shares outstanding. The Fund will process any shares that you purchase, redeem or exchange at the next share price calculated after it receives your investment instructions. Purchase orders received by the close of regular trading on the NYSE are priced according to the NAV per share next determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced according to the NAV per share next determined on the following day.

Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Funds do not price their shares. In this case, the NAV of such Fund's shares may change on days when you are not able to purchase or redeem your shares.


Fund securities that are traded on the NYSE or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Fund securities that are traded on the National
Association of Securities Dealers' Automated Quotation System ("NASDAQ") will be valued at the NASDAQ Official Closing Price ("NOCP") or, in the event the NOCP is not available, at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market will be valued in a manner as similar as possible to the above, or at the latest available price. Investments in gold bullion and other precious metals will be valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Board of Trustees, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.


You can obtain the NAV of the Funds by calling 1-800-697-3863

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Investment Minimums

Minimum Initial Investment

                        Regular (non-retirement) $1,000*
                        Retirement Account       $  250

--------
* The $1,000 minimum investment may be allocated among the Funds provided that you invest at least $250 in each Fund you wish to invest in.

                       Minimum Subsequent Investment $100

We may reduce or waive the minimum investment requirements in some cases.

Sales Charge


The price paid for the Genesis Fund shares is the public offering price--the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate it for the services provided the investor. The Dealer Discounts described below may be negotiated for promotional purposes and disclosed to any investor.

                                          Sales Load
                           Sales Load as   as % of   Dealer Discount
            Amount of          a % of     Net Amount     as % of
            Purchase       Offering Price  Invested  Offering Price
            --------       -------------- ---------- ---------------
            Less than
              $50,000.....     5.00%        5.26%         4.75%
            $50,000 up to
              $99,999.....     4.00%        4.17%         3.75%
            $100,000 up to
              $249,999....     3.00%        3.09%         2.75%
            $250,000 up to
              $499,999....     2.00%        2.04%         1.75%
            $500,000 up to
              $999,999....     1.00%        1.01%         0.75%
            $1,000,000 and
              over........      None         None          None

17  Prospectus


Reduction or Elimination of Sales Charge


Volume Discounts: Volume discounts are provided if the total amount being invested in the Genesis Fund reaches the levels indicated in the above sales load schedules. Investors may add on to the total current value of any shares in the Genesis Fund already owned in order to qualify for a volume discount.
For example, if an investor previously purchased, and still holds, shares in the Fund worth $95,000 at the current offering price and purchases an additional $5,000 worth of shares, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule. Investors who are immediate family members (i.e.
spouse, parent, grandparent, child, or grandchild) may aggregate their purchases of shares to qualify for the volume discount. For example, if a husband and wife investor each purchase $75,000 of shares in the Fund using separate accounts, the sales charge applicable to this purchase would be that applicable to the $100,000 to $249,999 bracket instead of $50,000 to $99,999 bracket in the above sales load schedule.


Letter of Intent: Any investor may sign a Letter of Intent stating an intention to make purchases of Genesis Fund shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge, and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5.00% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by Lepercq, de Neuflize/ Tocqueville Securities, L.P. (the "Distributor") until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor. Investors who are immediate family members (see above) and who purchase Genesis Fund shares through separate accounts must indicate both names and account numbers on the Letter of Intent in order to receive the reduced sales load applicable to the total amount of the intended purchases.

If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing. You can obtain a Letter of Intent by writing The Tocqueville Trust, c/o U.S. Bancorp
Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or calling (800) 697-3863.

Reinvestment of Dividends and Distributions: There is no sales load on purchases of the Genesis Fund made by reinvestment of dividends and distributions paid by the Fund. Reinvestment will be made at net asset value
(i.e. at no load) on the day on which the dividend or distribution is payable.




Fee Based and Certain Managed/Brokerage Accounts: There is no sales load applicable to investors who purchase shares of the Genesis Fund through fee based programs, including fee based programs with broker-dealers, registered investment advisors, certified financial planners or other financial intermediaries who have (i) entered into an agreement with the Distributor or its affiliates, or (ii) purchased shares through a broker-dealer or service agent who has entered into an agreement with the Distributor or its affiliates.
There is also no sales charge applicable to investors purchasing through advisory or brokerage accounts maintained by the Advisor or its affiliates.
These types of sales are anticipated to result in less selling effort and selling expenses than sales to the general public and generally are part of a program or relationship where the client pays an overall asset level fee.


Employees of the Advisor and Distributor: Employees, and their immediate family members (see Volume Discounts) of the Advisor and Distributor may purchase shares of the Genesis Fund without a sales charge since sales to such employees result in less selling effort and selling expenses than sales to the general public.


Retirement Plans: There is no sales load applicable to purchases of Genesis
Fund shares maintained through employer sponsored retirement plans subject to the Employee Retirement Income Security Act that offer the Fund as an investment vehicle. These types of sales are anticipated to result in less selling effort and selling expenses than sales to the general public and generally involve a fee that the investor pays to participate in such plans.



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
                                                               March 1, 2004 18

Distribution Plans

Each Fund has adopted a distribution and service plan (each a "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Plans, each Fund will pay Rule 12b-1 distribution and service fees of .25% per annum of its average daily net assets. Distribution fees are paid for distribution activities and service fees are paid for providing shareholders with personal services and maintaining shareholder accounts. These fees are paid out of the Fund's assets on an on-going basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Purchase Shares of the Funds

You may purchase shares of the Funds through:

 .  The Funds' distributor, Lepercq, de Neuflize/Tocqueville Securities, L.P.

 .  Authorized securities dealers

 .  The Funds' transfer agent, U.S. Bancorp Fund Services, LLC

Methods of Payment


By Check: All checks must be drawn on U.S. banks and payable in U.S. dollars. The Funds will not accept payment in cash, including cashier's checks, or money orders, unless the cashier's checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. Note that there is a $25 fee for any returned checks. To purchase by check, you should:


 .  Complete and sign the account application

 . To open a regular account, write a check payable to The Tocqueville Trust [name of fund]

 . To open a retirement account, write a check payable to the custodian or trustee

 . Send your account application and check or exchange request to one of the following addresses:

Regular Mail:

 .  The Tocqueville Trust--[name of Fund]
    c/o U.S. Bancorp Fund Services, LLC
    P.O. Box 701
    Milwaukee, WI 53201-0701

Overnight Mail or Express:

 .  The Tocqueville Trust--[name of Fund]
    c/o U.S. Bancorp Fund Services, LLC
    615 East Michigan Street
    Mutual Fund Services, 3rd Floor
    Milwaukee, WI 53202


By Wire: To purchase by wire, call the Transfer Agent at 1-800-697-3863 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business to get an account number and detailed instructions. For all accounts opened by wire transfer, you must provide the Transfer Agent with a signed purchase application. A purchase order will not be accepted until the Fund has received the purchase application and any requested documentation in proper form. Wired funds must be received, and your purchase application accepted, by 4:00 p.m. Eastern Time to be eligible for same day pricing. Instruct your bank to wire funds to:



                U.S. Bank, N.A.       Credit: U.S. Bancorp Fund
                777 E. Wisconsin Ave. Services, LLC
                Milwaukee, WI 53202   Account #: 112952137
                ABA # 075-000022      Further credit: The
                                      Tocqueville Trust--
                                        [name of fund]
                                      Name of shareholder and
                                      account number (if known)


By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of a Fund. The minimum is $100 per transaction and there must be a minimum of seven days between automatic purchases. To establish an Automatic Investment Account complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent.


The Funds reserve the right to refuse any purchase or exchange order. In addition, the Funds and their agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.


19  Prospectus

How to Redeem Shares. You may redeem shares by mail or telephone. Payment for shares redeemed by written request will be made within three business days of receipt of the request provided the request is in "good order." A redemption request is in "good order" if it complies with the following:

 . if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below;

 . if share certificates have been issued, you must endorse the certificates and include them with the redemption request;

 . all signatures on the redemption request and endorsed certificates must be guaranteed by a commercial bank which is a member of the FDIC, a trust company, or a member firm of a national securities exchange; and

 . your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the check clears, whichever occurs first. You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below.


The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment in the securities held by the Funds. The Funds are not designed for short-term traders whose frequent purchases and redemptions can substantially impact cash flow. These cash flows can unnecessarily disrupt a Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by a Fund at the worst possible time from the perspective of long-term investors. Additionally, short-term trading drives up a Fund's transaction costs which are borne by the remaining long-term investors. For those reasons, each Fund assesses a 2.00% redemption fee on redemptions of shares held 120 days or less. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege. The redemption fee will not apply to redemptions of shares where (i) the Advisor or Lepercq, de Neuflize/Tocqueville Securities, L.P. exercises discretion over the account, (ii) the redemption (including a redemption resulting from an exchange) is made from an employer sponsored retirement plan subject to the Employee Retirement Income Security Act that offers the Fund as an investment vehicle, (iii) the shares were purchased through the reinvestment of dividends or other distributions, (iv) the redemption results from a shareholder's death or disability, provided, however, that the Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (v) the shares are redeemed pursuant to the Systematic Withdrawal Plan, and (vi) a redemption is initiated by the Fund. In addition, the Trust may waive the redemption fee when the Advisor determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.



The Trust will use the first-in, first out (FIFO) method to determine the 120 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 120 days or less, the redemption fee will be assessed. In determining "120 days" the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on April 1, 2004, for example, will be subject to the fee if they are redeemed on or prior to July 30, 2004. If they are redeemed on or after July 31, 2004, the shares will not be subject to the redemption fee.





While the Trust has a policy that discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. Market timing trading can be disruptive to a Fund's portfolio management and may increase transaction costs incurred by the Fund.


The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

By Mail: To redeem by mail, please:

 .  Provide your name and account number;

 .  Specify the number of shares or dollar amount and the Fund name;

 . Sign the redemption request (the signature must be the same as the one on your account application);

 . Make sure all parties that are required by the account registration sign the request; and

 .  Send your request to the appropriate address above under purchasing by mail.


                                                               March 1, 2004 20

A signature guarantee of each owner is required to redeem shares in the following situations:



 .  If ownership is changed on your account



 . When redemption proceeds are sent to a different address than that registered on the account



 . If the proceeds are to be made payable to someone other than the account's owner



 . Any redemption transmitted by federal wire transfer to a bank other than the bank of record



 . If a change of address request has been received by the Transfer Agent within the last 15 days



 .  For all redemptions of $50,000 or more from any shareholder account


By Telephone: You may redeem your shares of a Fund by telephone if you authorized telephone redemption on your account application. To redeem by telephone, call the Transfer Agent at 1-800-697-3863 and provide your name and account number, amount of redemption and name of the Fund. For your protection against fraudulent telephone transactions, the Funds will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Funds will not be liable for any loss or cost to you if they act on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption or exchange is refused. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier.

Investments Through Securities Dealers. Securities dealers may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through securities dealers may be less than an investor would receive by investing in the Funds directly. An investor purchasing through securities dealers should read this Prospectus in conjunction with the materials provided by the securities dealers describing the procedures under which Fund shares may be purchased and redeemed through the securities dealers. For any questions concerning the purchase or redemption of Fund shares through a securities dealer, please call your securities dealer or the Fund (toll free) at (800) 697-3863.

Certain qualified securities dealers may transmit an investor's purchase or redemption order to the Fund's transfer agent after the close of regular trading on the NYSE on a Fund Business Day, on the day the order is received from the investor, as long as the investor has placed his order with the securities dealer by the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Fund's shares determined by the close of the regular trading on NYSE, on the day he placed his order with the qualified securities dealer. Orders received after such time will not result in execution until the following Fund Business Day. Securities dealers are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Additional Shareholder Services

Systematic Withdrawal Plan: You may establish a systematic withdrawal plan if you own shares of any Fund worth at least $10,000. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed to you at regular intervals. For additional information or to request an application for this Plan, please call the Transfer Agent at 1-800-697-3863.

Exchange Privilege. Subject to certain conditions, you may exchange shares of a Fund for shares of another Fund of The Tocqueville Trust at that Fund's then current net asset value. Exchanges into the Genesis Fund will be at the then current net asset value plus the applicable sales load. An exchange may be made only in states where shares of the Funds are qualified for sale. The dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Fund acquired through the exchange. Exchanges must be made between accounts having identical registrations and addresses. Exchanges may be authorized by telephone.


You may also exchange shares of any or all of an investment in the Funds for shares of the First American Prime Obligation Fund, a money market fund. This Exchange Privilege is a convenient way for you to buy shares in a money market fund in order to respond to changes in your goals or market conditions. Before exchanging into First American Prime Obligation Fund, you should read the First American Prime Obligation Fund's Prospectus. To obtain the First American Prime Obligation Fund's Prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-697-3863. The First American Prime Obligation Fund is managed by U.S. Bancorp Asset Management, an affiliate


21  Prospectus

of U.S. Bancorp Fund Services, LLC. The First American Prime Obligation Fund is not affiliated with The Tocqueville Trust.


Because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict you from using the Exchange Privilege at any time, without notice. The restriction or termination of the Exchange Privilege does not affect the rights of shareholders to redeem shares. The Transfer Agent charges a $5 fee for each telephone exchange.

An exchange of shares in a Fund pursuant to the Exchange Privilege is, in effect, a redemption of shares in the Fund followed by the purchase of shares of the investment company into which the exchange is made and may result in a shareholder realizing a taxable gain or loss for federal income tax purposes. In addition, redemptions resulting from an exchange made pursuant to the Exchange Privilege may be subject to a redemption fee if such shares are held for 120 days or less. For a complete description of when the redemption fee is applicable to redemptions of Fund shares (including redemptions resulting from an exchange made pursuant to the Exchange Privilege), please read the section entitled "How to Redeem Shares." Furthermore, each time you make an exchange under the Exchange Privilege, you are effectively redeeming your shares in that Fund. Each exchange, and additional exchanges, are thus potentially subject to the redemption fee provisions as described above.


Check Redemption. You may request on the Purchase Application or by later written request to establish check redemption privileges for the First American Prime Obligation Fund. The redemption checks ("Checks") will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the Transfer Agent.


Additional Exchange and Redemption Information

  Small Accounts. The Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

  Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Funds as a result. This delay can be avoided by purchasing shares by wire or certified bank checks.

  Exchange Limit. In order to limit expenses, we reserve the right to limit the total number of exchanges you can make in any calendar year.


  Suspension of Redemptions. We may suspend the right of redemption or postpone the date at times when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings), during which trading on the NYSE is restricted or under certain emergency circumstances or for such other periods as determined by the Securities and Exchange Commission.



  Verification of Identity. In accordance with applicable customer identification regulations, the Funds reserve the right to redeem the shares of any shareholder and close the shareholder's account if a Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If a Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.



                                                               March 1, 2004 22

                   DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS
--------------------------------------------------------------------------------

Dividends and Capital Gains Distributions. Each Fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends of net investment income for each Fund are normally declared and paid at least annually. Net capital gains (if any) for each Funds are also normally declared and paid at least annually.


Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to a sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Tocqueville Fund. If you elect to have dividends and/or capital gains paid in cash, each Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. You may authorize either of these options by calling the Transfer Agent at 1-800-697-3863 and requesting an optional shareholder services form. You must complete the form and return it to the Transfer Agent before the record date in order for the change to be effective for that dividend or capital gains distribution.


Buying Before a Dividend. If you own shares of a Fund on the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and may represent, in substance, a return of basis (your cost); however the distribution will be subject to federal income taxes.

Tax Matters. The following tax information is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. You should consult a tax professional concerning the tax consequences of investing in our Funds as well as for information on state and local taxes which may apply. A statement that provides the federal income tax status of the Funds' distributions will be sent to shareholders at the end of each year.

  Distributions to Shareholders. Distributions to shareholders may consist of dividends, ordinary income distributions, capital gain distributions or returns of capital. Dividends received by individuals that consist of designated distributions from the Funds' investment company taxable income generally will be eligible for the lower tax rates applicable to dividends under federal income tax law, of which the maximum rate has recently been lowered to 15 percent if certain holding periods are met. Short-term capital gains and foreign currency gains derived from sales of securities by a Fund are taxed to shareholders as ordinary income. Capital gain distributions are distributions of a Fund's long-term capital gains derived from selling stocks within its portfolio that have satisfied the long-term holding period. Such capital gain distributions generally qualify for the reduced rate of tax on long-term capital gains for non-corporate holders. You will incur taxable income from distributions even if you have them automatically reinvested. On some occasions a distribution made in January will have to be treated for tax purposes as having been distributed on December 31 of the prior year.

  Gain or Loss on Sale of Shares of a Fund. You will recognize either a gain or loss when you sell your shares of the Fund. The gain or loss is the difference between the proceeds of the sale (generally the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. If you sell shares of a Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. If you hold your shares as a capital asset, you generally will be eligible for the tax treatment applicable to capital gains with respect to any gain on such sales of shares in the Fund. The maximum federal income tax rate on long-term capital gains for non-corporate holders has recently been lowered to 15 percent.


  Foreign Source Income and Withholding Taxes. Some of a Fund's investment income may be subject to foreign income taxes, some of which may be withheld at the source. If a Fund, such as the International Fund, qualifies and meets certain legal requirements (generally holding more than 50 percent of its assets in foreign securities), it may pass-through foreign taxes paid to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid.


23  Prospectus

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, with respect to the Genesis Fund, since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report along with further detail on the Fund's financial statements are included in the annual report, which is available upon your request by calling 1-800-697-3863.


                             THE TOCQUEVILLE FUND
--------------------------------------------------------------------------------


                                                            Years Ended October 31,
                                                ----------------------------------------------
                                                  2003      2002      2001      2000     1999
                                                --------  -------   -------   -------  -------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period........... $  13.42  $ 14.99   $ 18.77   $ 17.54  $ 17.00
                                                --------  -------   -------   -------  -------
Operations:
Net investment income (loss)...................     0.02    (0.01)     0.05      0.05     0.01
Net realized and unrealized gain (loss)........     4.55    (1.28)    (1.83)     1.65     1.94
                                                --------  -------   -------   -------  -------
Total from investment operations...............     4.57    (1.29)    (1.78)     1.70     1.95
                                                --------  -------   -------   -------  -------
Dividends and distributions to shareholders:
Dividends from net investment income...........       --    (0.01)    (0.07)    (0.02)   (0.07)
Distributions from net realized gains..........       --    (0.27)    (1.93)    (0.45)   (1.34)
                                                --------  -------   -------   -------  -------
Total dividends and distributions..............       --    (0.28)    (2.00)    (0.47)   (1.41)
                                                --------  -------   -------   -------  -------
Change in net asset value for the period.......     4.57    (1.57)    (3.78)     1.23     0.54
                                                --------  -------   -------   -------  -------
Net asset value, end of period................. $  17.99  $ 13.42   $ 14.99   $ 18.77  $ 17.54
                                                --------  -------   -------   -------  -------
Total Return...................................     34.1%    (8.9)%   (10.8)%     9.9%    12.6%

Ratios/supplemental data:
Net assets, end of period (000)................ $149,497  $70,134   $51,089   $57,379  $57,801

Ratio to average net assets:
  Expenses/(1)/................................     1.40%    1.40%     1.40%     1.40%    1.36%
  Net investment income (loss)/(1)/............     0.17%   (0.06)%    0.28%     0.28%    0.04%
Portfolio turnover rate........................       32%      62%       50%       38%      26%

--------



/(1)/Net of fees waived amounting to 0.07%, 0.01%, 0.06%, 0.03%, and 0.00% of average net assets for the years ended October 31, 2003, 2002, 2001, 2000 and 1999, respectively.





                                                               March 1, 2004 24

                     THE TOCQUEVILLE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                                              Years Ended October 31,
                                                --------------------------------------------------
                                                    2003       2002      2001      2000      1999
                                                -------      -------   -------   -------   -------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period........... $ 12.18      $ 15.09   $ 17.51   $ 15.74   $ 12.59
                                                -------      -------   -------   -------   -------
Operations:
Net investment loss............................   (0.08)       (0.08)    (0.10)    (0.12)    (0.13)
Net realized and unrealized gain (loss)........    6.73/(1)/   (1.45)     1.00      4.29      3.28
                                                -------      -------   -------   -------   -------
Total from investment operations...............    6.65        (1.53)     0.90      4.17      3.15
                                                -------      -------   -------   -------   -------
Distributions to shareholders:
Distributions from net realized gains..........      --        (1.38)    (3.32)    (2.40)       --
                                                -------      -------   -------   -------   -------
Total distributions............................      --        (1.38)    (3.32)    (2.40)       --
                                                -------      -------   -------   -------   -------
Change in net asset value for the period.......    6.65        (2.91)    (2.42)     1.77      3.15
                                                -------      -------   -------   -------   -------
Net asset value, end of period................. $ 18.83      $ 12.18   $ 15.09   $ 17.51   $ 15.74
                                                -------      -------   -------   -------   -------
Total Return...................................    54.6%       (11.7)%     6.3%     28.6%     25.0%

Ratios/supplemental data:
Net assets, end of year (000).................. $73,518      $50,879   $40,262   $30,827   $26,188

Ratio to average net assets:
  Expenses.....................................    1.36%        1.44%     1.52%     1.45%     1.52%
  Net investment loss..........................   (0.48)%      (0.62)%   (0.69)%   (0.63)%   (0.87)%
Portfolio turnover rate........................      65%          25%       47%       87%       72%

--------

/(1)/Net realized and unrealized gain (loss) per share includes redemption fees of $0.03 per share charged on shares redeemed within 120 days of purchase.




25  Prospectus

                   THE TOCQUEVILLE INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


                                                                Years Ended October 31,
                                                ------------------------------------------------------
                                                    2003          2002       2001      2000      1999
                                                --------      -------      -------   -------   -------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period........... $   7.27      $  7.24      $  8.50   $ 11.37   $  8.11
                                                --------      -------      -------   -------   -------
Operations:
Net investment income..........................     0.06         0.01         0.10      0.11      0.05
Net realized and unrealized gain (loss)........     3.58/(1)/    0.02/(1)/   (1.33)    (1.71)     3.21
                                                --------      -------      -------   -------   -------
Total from investment operations...............     3.64         0.03        (1.23)    (1.60)     3.26
                                                --------      -------      -------   -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income...........    (0.01)          --        (0.03)    (0.05)       --
Distributions from net realized gains..........       --           --           --     (1.22)       --
                                                --------      -------      -------   -------   -------
Total dividends and distributions..............    (0.01)          --        (0.03)    (1.27)       --
                                                --------      -------      -------   -------   -------
Change in net asset value for the period.......     3.63         0.03        (1.26)    (2.87)     3.26
                                                --------      -------      -------   -------   -------
Net asset value, end of period................. $  10.90      $  7.27      $  7.24   $  8.50   $ 11.37
                                                --------      -------      -------   -------   -------
Total Return...................................     50.1%         0.4%       (14.5)%   (15.9)%    40.2%

Ratios/supplemental data:
Net assets, end of year (000).................. $129,875      $78,951      $67,211   $85,098   $97,676

Ratio to average net assets:
  Expenses.....................................     1.77%        1.73%        1.77%     1.72%     1.67%
  Net investment income........................     0.72%        0.16%        1.17%     1.06%     0.52%
Portfolio turnover rate........................       55%          61%          54%       45%       78%

--------

/(1)/Net realized and unrealized gain (loss) per share includes redemption fees of $0.005 and $0.03 per share charged on shares redeemed within 120 days of purchase for the years ended October 31, 2003 and 2002, respectively.





                                                               March 1, 2004 26

                           THE TOCQUEVILLE GOLD FUND
--------------------------------------------------------------------------------


                                                                Years Ended October 31,
                                                ------------------------------------------------------
                                                    2003          2002        2001     2000      1999
                                                --------      --------      -------  -------   -------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period........... $  20.49      $  13.10      $ 10.03  $ 12.97   $ 10.76
                                                --------      --------      -------  -------   -------
Operations:
Net investment income (loss)...................    (0.14)        (0.08)        0.01    (0.02)    (0.03)
Net realized and unrealized gain (loss)........    15.41/(1)/     7.53/(1)/    3.07    (2.92)     2.24
                                                --------      --------      -------  -------   -------
Total from investment operations...............    15.27          7.45         3.08    (2.94)     2.21
                                                --------      --------      -------  -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income...........       --            --        (0.01)      --        --
Dividends from net realized gains..............    (1.05)        (0.06)          --       --        --
                                                --------      --------      -------  -------   -------
Total distributions............................    (1.05)        (0.06)       (0.01)      --        --
                                                --------      --------      -------  -------   -------
Change in net asset value for the period.......    14.22          7.39         3.07    (2.94)     2.21
                                                --------      --------      -------  -------   -------
Net asset value, end of period................. $  34.71      $  20.49      $ 13.10  $ 10.03   $ 12.97
                                                --------      --------      -------  -------   -------
Total Return...................................     77.3%         57.2%        30.8%   (22.7)%    20.6%

Ratios/supplemental data:
Net assets, end of year (000).................. $433,554      $137,210      $25,057  $16,049   $19,194

Ratio to average net assets:
  Expenses/(2)/................................     1.68%         1.68%        1.94%    1.96%     1.98%
  Net investment income (loss)/(2)/............    (0.77)%       (0.61)%       0.09%   (0.21)%   (0.33)%
Portfolio turnover rate........................       40%           72%          58%      31%       44%

--------



/(1)/Net realized and unrealized gain (loss) per share includes redemption fees of $0.05 and $0.09 per share charged on shares redeemed within 120 days of purchase for the years ended October 31, 2003 and 2002, respectively.




/(2)/Net of fees waived amounting to 0.19%, 0.00% and 0.36% of average net assets for the years ended October 31, 2001, 2000 and 1999, respectively.




27  Prospectus

                         THE TOCQUEVILLE GENESIS FUND
--------------------------------------------------------------------------------


                                                        Period from
                                                    October 8, 2003/(1)/
                                                            to
                                                        October 31,
                                                           2003
                                                    -------------------
    Per share operating performance
    (For a share outstanding throughout the period)
    Net asset value, beginning of period...........       $ 10.00
                                                          -------
    Operations:
    Net investment income (loss)...................            --
    Net realized and unrealized gain (loss)........         (0.04)
                                                          -------
    Total from investment operations...............         (0.04)
                                                          -------
    Dividends and distributions to shareholders:
    Dividends from net investment income...........            --
    Dividends from net realized gains..............            --
                                                          -------
    Total distributions............................            --
                                                          -------
    Change in net asset value for the period.......         (0.04)
                                                          -------
    Net asset value, end of period.................       $  9.96
                                                          -------
    Total Return...................................         (0.04)%/(2),(3)/

    Ratios/supplemental data:
    Net assets, end of year (000)..................       $19,610

    Ratio to average net assets:
      Expenses/(4)/................................          1.95%/(4),(5)/
      Net investment income (loss).................         (1.03)%/(4),(5)/
    Portfolio turnover rate........................             1%

--------
/(1)/Commencement of operations.

/(2)/Not Annualized.


/(3)/The total return calculation does not reflect the maximum sales charge of 5.00%.


/(4)/Net of fees waived amounting to 1.39% of average net assets for the year ended October 31, 2003.

/(5)/Annualized.


                                                               March 1, 2004 28

                             THE TOCQUEVILLE TRUST


                     Notice of Privacy Policy & Practices

--------------------------------------------------------------------------------



The Tocqueville Trust recognizes and respects the privacy expectations of our customers/1/. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tocqueville Trust.



We collect nonpublic personal information about our customers from the following sources:



 . Account Applications and other forms, which may include a customer's name, address, social security number and information about a customer's investment goals and risk tolerance;



 . Account History, including information about the transactions and balances in a customer's accounts; and



 . Correspondence, written, telephone or electronic between a customer and the Tocqueville Trust or service providers to the Tocqueville Trust.



We may disclose all of the information described above to certain third parties who are not affiliated with the Tocqueville Trust as permitted by law--for example sharing information with companies who maintain or service customer accounts for the Tocqueville Trust is permitted and is essential for us to provide shareholders with necessary or useful services with respect of their accounts. We may also share information with companies that perform marketing and or mailing services on our behalf or to other financial institutions with whom we have joint agreements.



We maintain, and require service providers to the Tocqueville Trust to maintain policies designed to assure only appropriate access to, and use of information about our customers. When information about the Tocqueville Trust's customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.



We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tocqueville Trust.

--------

/1/ For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Tocqueville Trust and individuals who provide nonpublic personal information to the Tocqueville Trust, but do not invest in shares of the Tocqueville Trust.


29  Prospectus

Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Funds and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information: The Statement of Additional Information and annual and semi-annual reports are available without charge upon your request by calling us at (800) 697-3863 or by calling or writing a broker-dealer or other financial intermediary that sells our Funds. This information may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Website at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. In addition, this information may be obtained for a fee by writing or calling the Public Reference Room of the Securities and Exchange Commission, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov.

Investment Company Act file no. 811-4840.



                                         [GRAPHIC] Tocqueville Funds
                                                   1-800-697-3863
                                                   www.tocquevillefunds.com



TQPRO 03/04

STATEMENT OF ADDITIONAL INFORMATION -   MARCH 1, 2004.


                              THE TOCQUEVILLE TRUST

                              THE TOCQUEVILLE FUND
                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                            THE TOCQUEVILLE GOLD FUND
                          THE TOCQUEVILLE GENESIS FUND



               This Statement of Additional Information relates to the Trust's Prospectus which is dated March 1, 2004.


               This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus and should be read in conjunction with the Trust's current Prospectus, copies of which may be obtained by writing The Tocqueville Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or calling (800) 697-3863.


               The Financial Statements of the Trust have been incorporated by reference to the Trust's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided above. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference to the Prospectus.


                                TABLE OF CONTENTS

                                                                            Page


FUND HISTORY..................................................................3
INVESTMENT POLICIES AND RISKS.................................................3
INVESTMENT RESTRICTIONS......................................................16
MANAGEMENT OF THE FUNDS......................................................18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................25
INVESTMENT ADVISORY AND OTHER SERVICES.......................................27
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................32
CAPITAL STOCK AND OTHER SECURITIES...........................................35
PURCHASE, REDEMPTION AND PRICING OF SHARES...................................36
TAX MATTERS..................................................................37
UNDERWRITERS.................................................................44
PERFORMANCE CALCULATION......................................................44

                                Table of Contents
                                -----------------
                                   (continued)
                                                                           Page
                                                                           ----



FINANCIAL STATEMENTS.........................................................48
COUNSEL AND INDEPENDENT ACCOUNTANTS..........................................49
SHAREHOLDER INQUIRIES........................................................49

                                  FUND HISTORY

               The Tocqueville Trust (the "Trust") is a Massachusetts business trust organized on September 17, 1986, currently consisting of five separate funds (each, a "Fund" or, collectively, the "Funds"). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Small Cap Value Fund (the "Small Cap Fund"), The Tocqueville International Value Fund (the "International Fund") and The Tocqueville Genesis Fund (the "Genesis Fund") are classified as diversified investment companies. The Tocqueville Gold Fund (the "Gold Fund") is classified as a non-diversified investment company. The Tocqueville Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Small Cap Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of small-capitalization issuers located in the United States. The International Fund's investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold ("gold related securities"), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals ("other precious metal securities"). The Genesis Fund's investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of companies located in the United States. Although the Fund's investment strategy will not be constrained by market capitalization, the Fund will generally invest in small and mid-capitalization issuers. In each Fund, there is minimal emphasis on current income. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Funds' Prospectus.


                          INVESTMENT POLICIES AND RISKS

               The following descriptions supplement the investment policies of each Fund set forth in the Prospectus. Each Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.


Borrowing

               Each Fund, from time to time, may borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

Repurchase Agreements

               Each Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Funds will receive interest from the institution until the time when the repurchase is to occur.

               Each Fund will receive as collateral U.S. "government securities," as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") or other collateral that the Fund's investment advisor (the "Advisor") deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and each Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Funds attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.


Hedging Transactions

               The International Fund, the Gold Fund and the Genesis Fund may enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Funds are permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to the reduction of risk; they cannot be for speculation. In particular, the Funds may
(i) write covered call options on securities and stock indices; (ii) purchase put and call options on securities and stock indices; (iii) enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon, as described under "Writing Covered Call Options on Securities and Stock Indices," "Purchasing Put and Call Options on Securities and Stock Indices" and "Futures Contracts" ("Hedging Instruments"). The Funds can employ new Hedging Instruments and strategies when they are developed, if those investment methods are consistent with a Fund's investment objective and are permissible under applicable regulations governing the Fund.

               To the extent the Funds use Hedging Instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in a Fund, the Advisor will attempt to create a very closely correlated hedge.

               The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use Hedging Instruments may be limited by tax considerations.

               Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

               Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

               Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

               (1) Successful use of most Hedging Instruments depends upon the Advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

               (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

               To compensate for imperfect correlation, a Fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

               (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

               (4) As described below, each Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

               Cover for Hedging Strategies. Some Hedging Instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the Fund's custodian, in the prescribed amount.

               Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.


Writing Covered Call Options on Securities and Stock Indices

               The International Fund, the Gold Fund and the Genesis Fund may write covered call options on optionable securities or stock indices of the types in which they are permitted to invest from time to time as the Advisor determines is appropriate in seeking to attain their objective. A call option written by a Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

               Each Fund may write only covered call options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

               Each Fund will receive a premium for writing a covered call option, which increases the return of a Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

               Each Fund may terminate an option it has written prior to the option's expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option.

Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by a Fund.


Purchasing Put and Call Options on Securities and Stock Indices

               The International Fund, the Gold Fund and the Genesis Fund may purchase put options on securities and stock indices to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

               The International Fund, the Gold Fund and the Genesis Fund each also may purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

               The Gold Fund also may purchase puts and calls on gold and other precious metals that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of gold and other precious metals and against increases in the dollar cost of gold and other precious metals to be acquired.


Risk Factors in Options Transactions

               In considering the use of options, particular note should be taken of the following:

               (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon the Advisor's ability to forecast the direction of price fluctuations in the underlying instrument.

               (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

               (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.

               Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

               With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

               (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

               (5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

               Even if a Fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

               If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.


Futures Contracts

               The Gold Fund, the International Fund and the Genesis Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs or for hedging purposes as previously discussed. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency.

               Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

               Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

               After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

               In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund covers a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it covers these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

               When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

               A Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

               A Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.


Risk Factors in Futures Transactions

               Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

               The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Advisor does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

               Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


Warrants

               Each Fund may invest in warrants (issued by U.S. and foreign issuers) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants issued by foreign issuers may also be subject to the general risk associated with an investment in a foreign issuer, as set forth under "Risks Associated With Foreign Investments."



Illiquid or Restricted Securities

               Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

               Each Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

               Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Each Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the 1933 Act ("4(2) Paper"). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees (the "Trustees"). The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.



Temporary Investments

               The Funds do not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Funds, and any current income derived from a Fund's portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Advisor, each Fund may invest up to 100% of its assets in U.S. Government obligations or "high-quality" debt obligations of companies incorporated and having principal business activities in the United States. When a Fund's assets are so invested, they are not invested so as to meet the Fund's investment objective. High-quality short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization ("NRSRO") (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or "P-1" or "P-2" by Moody's Investors Service ("Moody's") or (2) are unrated by an NRSRO but are determined by the Advisor to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.


Investments In Debt Securities

               With respect to investment by the Funds in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of each Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Advisor, of equivalent quality to "investment grade" securities. "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's or S&P. Securities rated Aaa by Moody's and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody's and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

Investments In Other Investment Companies

               Each Fund may invest in other investment companies. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The Advisor has agreed to waive its management fees with respect to the portion of a Fund's assets invested in shares of any other portfolio of The Tocqueville Trust.


Short Sales

               The Tocqueville Fund, the Small Cap Fund and the Gold Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Any gain realized by a Fund on such sales will be recognized at the time the Fund enters into the short sales.

               The Genesis Fund may sell a security short in anticipation of a decline in the market value of the security. The Fund may also use short sales in an attempt to realize gain. When the Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

               In connection with its short sales, the Genesis Fund will be required to maintain a segregated account (not with the broker) of cash or liquid assets equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending on arrangements made with the broker or the party maintaining the segregated account (i.e. the Fund's custodian) the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

               The Genesis Fund may also engage in short sales "against the box."

Risks Associated With Foreign Investments

               Consistent with their respective investment objectives and policies, the Tocqueville Fund, the Small Cap Fund and the Gold Fund may invest indirectly in foreign assets through American Depository Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank, and may directly or indirectly invest in securities of foreign issuers. Consistent with its investment objective and policies, the Genesis Fund may invest up to 15% of its total assets in common stocks of foreign companies and may also invest up to 25% of its total assets in ADRs provided that at no time may more than 25% of the Fund's total assets be invested in common stocks of foreign companies and ADRs. Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of each Fund's portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

               The value of each Fund's investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When a Fund invests in foreign securities they will usually be denominated in foreign currency, and the Fund may temporarily hold funds in foreign currencies. Thus, each Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by each Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. In addition, with regard to foreign securities, a significant event occurring after the close of trading but before the calculation of a Fund's net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Trust. The Advisor will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Advisor determines that an adjustment should be made in the security's value because significant intervening events have caused the Fund's net asset value to be materially inaccurate, the Advisor will seek to have the security "fair valued" in accordance with the Trust's fair value procedures.

Special Risks Associated With The Tocqueville International Value Fund

               In addition to the risks described above, the economies of other countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

               The Fund may invest, without limit, in companies located in emerging markets, which may involve additional risks such as political instability and currency devaluation, although the Fund does not intend under normal market conditions to invest more than 20% of its assets in such securities. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include every country in the world except the United States, Australia, Canada, Japan, New Zealand and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. Specifically, any change in the leadership or policies of the governments of emerging market countries in which the Funds invest or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse certain beneficial economic policies of such countries and thereby eliminate any investment opportunities which may currently exist.

               Unlike the fundamental investment objective of each Fund set forth above and the investment restrictions set forth below which may not be changed without shareholder approval, the Funds have the right to modify the investment policies described above without shareholder approval.


                             INVESTMENT RESTRICTIONS

               The following fundamental policies and investment restrictions have been adopted by the Funds and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of a Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

               The Funds may not:

               (1) issue senior securities;

               (2) concentrate their investments in particular industries with the exception of gold, gold related securities, other precious metals and other precious metal securities with respect to the Gold Fund. Less than 25% of the value of a Fund's assets will be invested in any one industry (with the exception of the Gold Fund, as provided in the prior sentence);

               (3) with respect to 75% of the value of a Fund's assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund. This restriction does not apply to the Gold Fund;

               (4) make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

               (5) borrow money except from banks and not in excess of 10% of the value of a Fund's total assets. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets;

               (6) buy or sell real estate, commodities, or commodity contracts, except a Fund may purchase or sell futures or options on futures;

               (7) underwrite securities;

               (8) invest in precious metals other than in accordance with a Fund's investment objective and policy, if as a result the Fund would then have more than 10% of its total assets (taken at current value) invested in such precious metals. With respect to the Genesis Fund this investment policy number
(8) is a non-fundamental policy and may be changed by the Trust's Board of Trustees; and

               (9) participate in a joint investment account. With respect to the Genesis Fund this investment policy number (9) is a non-fundamental policy and may be changed by the Trust's Board of Trustees.

               The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Pursuant to such restrictions, the Funds will not:

               (1) make short sales of securities, other than short sales "against the box," except for the Genesis Fund, which is permitted to make short sales in a manner consistent with its investment restrictions, policies and investment program, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund;

               (2) purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or
(iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund;

               (3) invest more than 10% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Advisor shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

               (4) except for the International Fund and the Gold Fund, invest in securities of foreign issuers unless otherwise permitted by the respective Fund's investment objective and policy, if as a result a Fund would then have more than 25% of its total assets (taken at current value) invested in such foreign securities.

               If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUNDS

               The overall management of the business and affairs of each Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust of each Fund and persons or companies furnishing services to the Funds, including a Fund's agreement with an investment advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Trust's officers subject to the investment objectives and policies of each Fund and to general supervision by the Trust's Board of Trustees.


               The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Trust's independent accountants. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Trust and for pre-approving certain non-audit services performed by the accountants for the Advisor and certain control persons of the Advisor. The Audit Committee also meets with the Trust's accountants to review the Trust's financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The Audit Committee also acts as the Trust's qualified legal compliance committee. The members of the Committee are Lucille
G. Bono, Guy A. Main, Inge Heckel, Larry M. Senderhauf, Charles W. Caulkins and James W. Gerard. The Committee met twice during the fiscal year ended October 31, 2003.

               The Board has a Nominating Committee comprised of Lucille G. Bono, Guy A. Main, Inge Heckel, Larry M. Senderhauf, Charles W. Caulkins and James W. Gerard to whose discretion the selection and nomination of trustees who are not "interested persons," as defined in the 1940 Act, of the Trust is committed. The Nominating Committee met once during the fiscal year ended October 31, 2003. This Committee currently does not consider nominees recommended by shareholders.

               The Trustees and officers and their principal occupations are noted below.





                                                                                               Number of
                                                                                                Funds in
                                                                                                  Fund
                              Position(s)     Term of Office                                    Complex
                               Held with      and Length of       Principal Occupation(s)       Overseen     Other Directorships
Name, Age and Address          the Trust      Time Served(1)      During Past Five Years       By Trustee     Held by Trustee
-------------------------  ---------------  ------------------  ---------------------------  --------------  --------------------

INDEPENDENT TRUSTEES
---------------------

Lucille G. Bono (70)           Trustee         Since 1998          Retired. Administrator        5           None
1675 Broadway                                                      and Trustee, LMS 33
New York, NY 10019                                                 Profit and Pension
                                                                   Sharing Fund from 1983
                                                                   to 2004.


Charles W. Caulkins (47)       Trustee         Since 2003          Founder and President,                    Director, Phoenix
Arbor Marketing Inc.                                               Arbor Marketing, Inc.                     House from January
300 Rockefeller                                                    from October 1994 to                      2001 to present;
Plaza, #5432                                                       present.                                  Director, Bridges 2
New York, NY 10112                                                                                           Community from July
                                                                                                             2002 to present.


James W. Gerard (42)           Trustee         Since 2001          Principal, Argus              5           Vice Chairman and
Argus Advisors                                                     Advisor International                     Treasurer, ASPCA
  International LLC                                                from August 2003 to                       from 1997 to
36 West 44th Street,                                               present; Managing                         present; Director,
Suite 610                                                          Director, The Chart                       Phoenix House from
New York, NY 10036                                                 Group from January                        1995 to present;
                                                                   2001 to present;                          Member of
                                                                   Managing Principal,                       Supervisory Board,
                                                                   Ironbound Partners                        Hunzinger
                                                                   from October 1998 to                      Information AG from
                                                                   December 2000;                            November 2003 to
                                                                   Director of Sales and                     present.
                                                                   Marketing, Tocqueville
                                                                   Asset Management L.P.
                                                                   from 1993 to 1998.


Inge Heckel (64)               Trustee         Since 1987          President, New York           5           Director, Sir John
1675 Broadway                                                      School of Interior                        Soane Museum
New York, NY 10019                                                 Design, from July 1996                    Foundation; Member
                                                                   to present.                               of the Advisory
                                                                                                             Council, the
                                                                                                             Institute of
                                                                                                             Classical
                                                                                                             Architecture.



_______________________
1        Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended.



                                                                                               Number of
                                                                                                Funds in
                                                                                                  Fund
                              Position(s)     Term of Office                                    Complex
                               Held with      and Length of       Principal Occupation(s)       Overseen     Other Directorships
Name, Age and Address          the Trust      Time Served(1)      During Past Five Years       By Trustee     Held by Trustee
-------------------------  ---------------  ------------------  ---------------------------  --------------  --------------------

Guy A. Main (67)               Trustee         Since 2000          Retired. Formerly,             5          Director, Amwest
1675 Broadway                                                      Executive Vice                            Insurance Group,
New York, NY 10019                                                 President, Amwest                         Inc. from April 1996
                                                                   Insurance Group, Inc.                     to January 2001;
                                                                   from April 1996 to                        Chairman,
                                                                   January 2001.                             Association of
                                                                   Chairman, President                       California Insurance
                                                                   and Chief Executive                       Companies from
                                                                   Officer, Condor                           January 1996 to
                                                                   Services Inc. from                        January 1998;
                                                                   April 1989 to April                       Director, Condor
                                                                   1996.                                     Services Inc. from
                                                                                                             April 1989 to April
                                                                                                             1996.


Larry M. Senderhauf (55)       Trustee         Since 1998          Retired. Administrator         5          None
1675 Broadway                                                      and Trustee, LMS 33
New York, NY 10019                                                 Profit and Pension
                                                                   Sharing Fund from 1983
                                                                   to 2004.


INTERESTED TRUSTEES(2) AND OFFICERS
-----------------------------------

Francois D. Sicart (60)        Chairman,        Since 1987         Founder, Tocqueville            5         Chairman and
1675 Broadway                  Principal                           Management                                Director,
New York, NY 10019             Executive                           Corporation, the                          Tocqueville
                               Officer and                         General Partner of                        Management
                               Trustee                             Tocqueville Asset                         Corporation, the
                                                                   Management L.P. and                       General Partner of
                                                                   Lepercq, de                               Tocqueville Asset
                                                                   Neuflize/Tocqueville                      Management L.P. and
                                                                   Securities, L.P. from                     Lepercq, de
                                                                   January 1990 to                           Neuflize/Tocquevill
                                                                   present; Chairman and                     Securities, L.P.
                                                                   Chief Executive                           from January 1990 to
                                                                   Officer, Tocqueville                      present; Chairman,
                                                                   Asset Management Corp.                    Tocqueville Asset
                                                                   from December 1985 to                     Management Corp.
                                                                   January 1990; Vice                        from December 1985
                                                                   Chairman of Tucker                        to January 1990;
                                                                   Anthony Management                        Vice Chairman of
                                                                   Corp. from 1981 to                        Tucker Anthony
                                                                   October 1986; Vice                        Management Corp.
                                                                   President (formerly                       from 1981 to October
                                                                   general partner) among                    1986.
                                                                   other positions with
                                                                   Tucker Anthony, Inc.
                                                                   from 1969 to January
                                                                   1990.



_______________________
1      Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

2      "Interested person" of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered "interested persons" because of their affiliation with the Advisor. Mr. Gerard may be considered an "interested person" as a result of his prior ownership interest in securities of a control person of the Advisor.



                                                                                               Number of
                                                                                                Funds in
                                                                                                  Fund
                              Position(s)     Term of Office                                    Complex
                               Held with      and Length of       Principal Occupation(s)       Overseen     Other Directorships
Name, Age and Address          the Trust      Time Served(1)      During Past Five Years       By Trustee     Held by Trustee
-------------------------  ---------------  ------------------  ---------------------------  --------------  --------------------

Robert Kleinschmidt (54)       President,      Since 1991          President, Chief              5           Director,
1675 Broadway                  Principal                           Investment Officer and                    Tocqueville
New York, NY 10019             Operating                           Director, Tocqueville                     Management
                               Officer,                            Management Corporation                    Corporation, the
                               Principal                           and President,                            General Partner of
                               Financial                           Tocqueville Asset                         Tocqueville Asset
                               Officer, and                        Management L.P. from                      Management L.P. and
                               Trustee                             January 1994 to                           Lepercq, de
                                                                   present; and Managing                     Neuflize/Tocqueville
                                                                   Director from July                        Securities, L.P.
                                                                   1991 to January 1994;
                                                                   Partner, David J.
                                                                   Greene & Co. from May
                                                                   1978 to July 1991.


Roger Cotta (65)               Secretary,      Secretary Since     Chief Operating               N/A         N/A
1675 Broadway                  Treasurer       2001; Treasurer     Officer, Tocqueville
New York, NY  10019                            Since 2002          Asset Management L.P.
                                                                   from 2001 to present;
                                                                   CFO & Compliance
                                                                   Officer, Needham & Co.
                                                                   from 1992 to 2001.


Elizabeth Bosco (56)           Compliance      Since 2002          Compliance Officer,           N/A         N/A
1675 Broadway                  Officer                             Tocqueville Asset
New York, NY  10019                                                Management L.P. from
                                                                   1997 to present.



_______________________
1      Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

               The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2003:




                                                                            Aggregate Dollar Range of
                                                                             Equity Securities in All
                                                                              Registered Investment
                                                                           Companies Overseen or to be
                                                                             Overseen by Director or
                               Dollar Range of Equity Securities in            Nominee in Family of
    Name of Trustee                         each Fund                          Investment Companies
---------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES:
----------------------

                               Tocqueville Fund       $10,001 - 50,000
Lucille G. Bono                Small Cap Fund         $10,001 - 50,000            $50,001 - 100,000
                               International Fund     $1 - 10,000
                               Gold Fund              $10,001 - 50,000
                               Genesis Fund           $1 - 10,000

                               Tocqueville Fund       $10,001 - 50,000
Charles W. Caulkins            Small Cap Fund         $10,001 - 50,000            $50,001 - $100,000
                               International Fund     $10,001 - 50,000
                               Gold Fund              $0
                               Genesis Fund           $1 - 10,000

                               Tocqueville Fund       $10,001 - 50,000
James W. Gerard                Small Cap Fund         $10,001 - 50,000            $50,001 - $100,000
                               International Fund     $10,001 - 50,000
                               Gold Fund              $10,001 - 50,000
                               Genesis Fund           $10,001 - 50,000

                               Tocqueville Fund       $1 - 10,000
Inge Heckel                    Small Cap Fund         $0                             $1 - 10,000
                               International Fund     $1 - 10,000
                               Gold Fund              $0
                               Genesis Fund           $0

                               Tocqueville Fund       over $100,000
Guy A. Main                    Small Cap Fund         $10,001 - 50,000              over $100,000
                               International Fund     over $100,000
                               Gold Fund              $10,001 - 50,000
                               Genesis Fund           $0

                               Tocqueville Fund       over $100,000
Larry M. Senderhauf            Small Cap Fund         over $100,000                 over $100,000
                               International Fund     over $100,000
                               Gold Fund              over $100,000



                                                                            Aggregate Dollar Range of
                                                                             Equity Securities in All
                                                                              Registered Investment
                                                                           Companies Overseen or to be
                                                                             Overseen by Director or
                               Dollar Range of Equity Securities in            Nominee in Family of
    Name of Trustee                         each Fund                          Investment Companies
---------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
-------------------
                               Tocqueville Fund       over $100,000
Francois D. Sicart             Small Cap Fund         over $100,000                 over $100,000
                               International Fund     over $100,000
                               Gold Fund              over $100,000
                               Genesis Fund           $0

                               Tocqueville Fund       over $100,000
Robert Kleinschmidt            Small Cap Fund         $50,001 - 10,000              over $100,000
                               International Fund     over $100,000
                               Gold Fund              over $100,000
                               Genesis Fund           over $100,000


               The Trust does not pay direct remuneration to any officer of the Trust. For the fiscal year ended October 31, 2003, the Trust paid the "disinterested" Trustees an aggregate of $31,500. Each disinterested Trustee received $1,500 per Board meeting and $300 per Audit Committee meeting*. Each Fund contributes one quarter of the disinterested Trustees' compensation. The Trust did not reimburse Trustee expenses. See the Compensation Table.


_______________________
* The Board of Trustees approved an increase in compensation payable to each disinterested Trustee. For the fiscal year ending October 31, 2004, each disinterested Trustee will be paid $2,500 per Board meeting that they attend in person and $1,500 per Board meeting that they attend telephonically. For the fiscal year ending October 31, 2004, each disinterested Trustee will be paid $500 per Audit Committee meeting that they attend in person and $300 per Audit Committee meeting that they attend telephonically.

               The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:




                               Compensation Table

                                                   Pension or
                                                   Retirement                                Total
                                                    Benefits                             Compensation
                                                     Accrued                            from Trust and
                                  Aggregate        as Part of      Estimated Annual      Fund Complex
                                Compensation          Trust         Benefits Upon          Paid to
Name of Person, Position         from Trust         Expenses          Retirement           Trustees
------------------------         ----------         --------          ----------           --------
Lucille G. Bono, Trustee           $6,300              $0                 $0                $6,300
Charles W. Caulkins, Trustee         $0                $0                 $0                  $0
James B. Flaherty, Trustee*        $6,300              $0                 $0                $6,300
James W. Gerard, Trustee             $0                $0                 $0                  $0
Inge Heckel, Trustee               $6,300              $0                 $0                $6,300
Robert Kleinschmidt, Trustee         $0                $0                 $0                  $0
Guy A. Main, Trustee               $6,300              $0                 $0                $6,300
Larry M. Senderhauf, Trustee       $6,300              $0                 $0                $6,300
Francois Sicart, Trustee             $0                $0                 $0                  $0



Code of Ethics

               The Trust, the Advisor and the Trust's distributor have adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act which restricts the personal securities transactions of Access Persons (as defined in Rule 17j-1). Its primary purpose is to ensure that personal trading by such individuals does not disadvantage the Trust. Such persons are required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Code, for adopting and implementing Procedures for the enforcement of the provisions of the Code, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance officer or designee shall take appropriate action. The Trust, the Advisor and the Trust's distributor have developed procedures for administration of the Code.



Proxy Voting Policies

               The Board of Trustees has delegated the responsibility to vote proxies to the Advisor, subject to the Board's oversight. The Advisor's proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change.


_______________________
* James B. Flaherty retired on January 17, 2004.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


               As of January 31, 2004, the Advisor held discretion over shares of the Funds as follows:

               The Tocqueville Fund 56.64%.
               The Tocqueville Small Cap Value Fund 25.94%.
               The Tocqueville International Value Fund 85.11%.
               The Tocqueville Gold Fund 7.90%.
               The Tocqueville Genesis Fund 35.48%.

               As of January 31, 2004, the Trustees and officers as a group owned beneficially 2.4% of the Tocqueville Fund's outstanding shares and less than 1.0% of the Small Cap Fund's, the International Fund's, the Gold Fund's and the Genesis Fund's outstanding shares.

               As of January 31, 2004, the following shareholders owned of record or beneficially 5% or more of each Fund's shares:




              Name and Address                Percentage of Fund      Nature of Ownership


The Tocqueville Fund

RBC Dain Rauscher FBO                                7.76%                  Record
Attn: Ellen Gerstein &
    Stephen Stavrides Ttees
6 Greenwich Office Part
Greenwich, CT 06830-5503


The Tocqueville Small Cap Value Fund

Charles Schwab & Co. Inc.                           23.29%                  Record
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                   11.38%                  Record
FBO Exclusive Benefit of Our Customers
One World Financial Center
200 Liberty St.
New York, NY 10281-1003



The Tocqueville International Value Fund

RBC Dain Rauscher FBO                               47.56%                  Record
Montber SA
International Acct.
Bank of Bermuda
6 Front Street
Hamilton, HM11 Bermuda

RBC Dain Rauscher                                    7.88%                  Record
Montber SA Income A/C
The Bank of Bermuda
Attn: Mr. Anthony Harkness
6 Front Street
Hamilton, HM11 Bermuda


The Tocqueville Gold Fund

Charles Schwab & Co. Inc.                           40.85%                  Record
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                   15.74%                  Record
FBO Exclusive Benefit of Our Customers
One World Financial Center
200 Liberty St.
New York, NY 10281-1003


The Tocqueville Genesis Fund

None

                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Advisory Agreements

               Tocqueville Asset Management L.P., 1675 Broadway, New York, New York 10019, acts as the investment advisor to each Fund under a separate investment advisory agreement (the "Agreement" or "Agreements"). Each Agreement provides that the Advisor identify and analyze possible investments for each Fund, determine the amount and timing of such investments, and the form of investment. The Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Advisor's responsibility to cause the purchase and sale of securities in each Fund's portfolio, subject at all times to the policies set forth by the Trust's Board of Trustees. In addition, the Advisor also provides certain administrative and managerial services to the Funds. The Advisor is an affiliate of Lepercq, de Neuflize/Tocqueville Securities, L.P., the Funds' distributor.

               Under the terms of the Agreements, each Fund pays all of its expenses (other than those expenses specifically assumed by the Advisor and the Fund's distributor) including the costs incurred in connection with the maintenance of its registration under the 1933 Act, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings. Each Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Trust's Board of Trustees or by the Advisor, or by holders of a majority of each Fund's outstanding shares.

               The Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor, most recently approved the Agreements for the Tocqueville Fund, the Small Cap Fund, the International Fund and the Gold Fund for an additional one-year period on September 18, 2003. The Agreement for the Genesis Fund was approved by the Board on September 18, 2003 (and by the sole shareholder on October 8, 2003), and has an initial term which extends from October 8, 2003 to October 8, 2005. The Agreements may be continued in force from year to year (with respect to the Genesis Fund Agreement, from year to year after the initial term), provided that such Agreements are approved by a majority vote of the Trust's outstanding voting securities or by the Board of Trustees, and by a majority of the Trustees who are not parties to the Agreements or interested persons of any such party, by votes cast in person at a meeting specifically called for such purpose.

               In determining whether to approve the continuance of the Agreements (or, initial approval of, with respect to the Genesis Fund Agreement), the Board considered information about the Advisor, the performance of the Funds and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Agreements.

The Advisor:
-----------

               The Board considered the scope and quality of services provided by the Advisor and particularly the personnel responsible for providing services to the Funds. The Board also focused on the Advisor's reputation and long-standing relationship with the Funds. In addition, the Board discussed the Advisor's track record of monitoring the Funds to assure that the Funds have been in compliance with their investment policies and restrictions and also to assure that they have been in compliance with the requirements of the 1940 Act and related securities regulations. Furthermore, with respect to the Genesis Fund, the Board considered the representations of the Advisor concerning the anticipated degree of analysis involved in order for the portfolio manager to carry out the strategy of the Fund.


Performance and Expenses of the Funds:
-------------------------------------

               The Board's analysis of the Funds' performance and expenses included discussion and review of the following materials: (i) performance data of the Funds and funds that have a similar investment objective and that are of comparable size (the "Peer Groups"), (ii) performance data of the Funds compared to relevant stock indices, and (iii) data concerning the fees and expenses of the Funds compared to their Peer Groups. In particular, the Board noted that the Funds had consistently performed well in the last year, generally outperforming their benchmarks and that the overall expense ratios of the Funds were in line with their Peer Groups. In addition, with respect to the Genesis Fund, the Board recognized that while the Genesis Fund advisory fee was higher than the advisory fees of the other Funds, the strategy of the Genesis Fund involved a greater level of analysis, including the detailed sector analyses that supported this fee. The Board also considered the Advisor's report that the Genesis Fund advisory fee was within the realm of what other Peer Group funds charged. The Board further noted that the Advisor had contractually agreed to waive its fees on the Genesis Fund for a period of two years, to the extent the total annual expense ratio of the Fund exceeds 1.95%. The Board did not consider performance data of the Genesis Fund as the Fund had not yet commenced operations.


Other Factors:
-------------

               In addition to the above factors, the Board also discussed the Advisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers' and dealers' provision of brokerage and research services to the Advisor (including transactions processed through affiliates of the Advisor).


Conclusion:
----------

               The Board of Trustees, including all of the disinterested Trustees, concluded that the fees payable under the Agreements are fair and reasonable with respect to the services that the Advisor provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

Advisory Fees


               The Advisor receives a fee from: (1) both the Tocqueville Fund and the Tocqueville Small Cap Value Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of .75% on the first $500 million of the average daily net assets of each Fund, and .65% of average daily net assets in excess of $500 million; (2) both the Tocqueville International Value Fund and the Tocqueville Gold Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of 1.00% on the first $500 million of the average daily net assets, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion and .65% on balances in excess of $1 billion; (3) the Genesis Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of 1.25% on the first $1 billion of the average daily net assets, and 1.00% of average daily net assets in excess of $1 billion. In addition, with respect to the Genesis Fund, the Advisor is contractually obligated to waive its fees to the extent that the Total Annual Fund Operating Expenses exceed 1.95%. This Expense Limitation Agreement shall remain in effect until October 8, 2005. Each fee is accrued daily for the purposes of determining the offering and redemption price of such Fund's shares.


               The following table indicates the amounts that the Funds paid to the Advisor under the Agreements for the last three fiscal years.





      Fund Name                   Fiscal Year Ended              Fiscal Year Ended               Fiscal Year Ended
                                  October 31, 2001                October 31, 2002               October 31, 2003

The Tocqueville                Advisory Fee: $432,078          Advisory Fee: $454,990         Advisory Fee: $559,545
Fund                           Fee Waived:   $37,686           Fee Waived:   $4,436           Fee Waived:   $51,169

The Tocqueville Small          Advisory Fee:  $279,706         Advisory Fee: $394,441         Advisory Fee: $460,594
Cap Value Fund                 Fee Waived:    $0               Fee Waived:   $0               Fee Waived:   $0

The Tocqueville                Advisory Fee:  $799,210         Advisory Fee: $842,515         Advisory Fee: $916,873
International Value            Fee Waived:    $0               Fee Waived:   $648             Fee Waived:   $0
Fund

The Tocqueville Gold           Advisory Fee:  $199,315         Advisory Fee: $879,275         Advisory Fee: $2,343,663
Fund                           Fee Waived:    $38,410          Fee Waived:   $0               Fee Waived:   $0

The Tocqueville                          N/A                            N/A                   Advisory Fee: $11,523
Genesis Fund*                                                                                 Fee Waived:   $12,769


Distribution Agreement

               Lepercq, de Neuflize/Tocqueville Securities, L.P. (the "Distributor"), 1675 Broadway, New York, New York 10019, serves as the Fund's distributor and principal underwriter pursuant to the amended Distribution Agreement dated September 30, 2003. The Distributor is an affiliate of the Advisor. The Fund has appointed the Distributor to act as its underwriter to promote and arrange for the sale of shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers as long as it has unissued and/or treasury shares available for sale. The Distributor shall bear the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to the shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature which are used by the Distributor or furnished by



_______________________
* The Genesis Fund commenced operations on October 8, 2003.

the Distributor to purchasers or dealers in connection with the Distributor's activities. While the Distributor is not obligated to sell any specific amount of the Trust's shares, the Distributor has agreed to devote reasonable time and effort to enlist investment dealers and otherwise promote the sale and distribution of Fund shares as well as act as Distributor for the sale and distribution of the shares of the Fund as such arrangements may profitably be made.

               The continuance of the Distribution Agreement, as amended, was most recently approved (initial approval with respect to the Genesis Fund) by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or the Distributor and who have no direct or indirect interest in the operation of the Distribution and Service Plans or in any related agreements at a meeting held on September 18, 2003. The Distribution Agreement will automatically terminate in the event of its assignment.

               As further described under "Investment Advisory and Other Services -- Distribution and Service Plans," the Distributor may receive payments pursuant to the Funds' Rule 12b-1 plans.


Distribution and Service Plans

               Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (each a "Plan"). The Plans provide that a Fund may pay Rule 12b-1 distribution and service fees of .25% per annum of such Fund's average daily net assets.


               Each Plan provides that a Fund may finance activities which are primarily intended to result in the sale of each Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with each Fund or the Distributor. For the fiscal year ended October 31, 2003:



---------------------------------------------------------------------------------------------
12B-1 FEES (October 31, 2003)
---------------------------------------------------------------------------------------------
Actual expenditures incurred by Advisor
---------------------------------------
                               ---------------------  ------------------- -------------------
                                  Tocqueville Fund      Small Cap Fund     International Fund
                               ---------------------  ------------------- -------------------
Advertising/Marketing                        17,342               14,076               20,887
Printing/Postage                              2,083                1,639                2,514
Payment to (from) distributor               113,701               20,222              176,181
Payment to dealers                           53,389              117,594               29,636
Compensation to sales personnel                   0                    0                    0
Other                                             0                    0                    0
                               ---------------------  ------------------- -------------------
TOTAL                                      $186,515             $153,531             $229,218


                               ---------------------  -------------------
                                      Gold Fund          Genesis Fund*
                               ---------------------  -------------------
Advertising/Marketing                        48,752                5,650
Printing/Postage                              5,964                    0
Payment to (from) distributor                (2,797)              (4,837)
Payment to dealers                          533,997                1,492
Compensation to sales personnel                   0                    0
Other                                             0                    0
                               ---------------------  -------------------
TOTAL                                      $585,916               $2,305


_______________________
* The Genesis Fund commenced operations on October 8, 2003.

               In approving the Plans in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the disinterested Trustees) considered various factors and have determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. Each Plan will continue in effect from year to year if specifically approved annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans. The continuance of the Plans was most recently approved on September 18, 2003 by the Board of Trustees (initial approval with respect to the Genesis Fund). While the Plans remain in effect, each Trust's Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plans must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plans are in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

Administrative Services Agreement

               The Advisor supervises administration of the Funds pursuant to an Administrative Services Agreement with each Fund. Under the Administrative Services Agreement, the Advisor supervises the administration of all aspects of each Fund's operations, including each Fund's receipt of services for which the Fund is obligated to pay, provides the Funds with general office facilities and provides, at each Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Funds. Those persons, as well as certain officers and Trustees of the Funds, may be directors, officers or employees of (and persons providing services to the Funds may include) the Advisor and its affiliates. For these services and facilities, the Advisor receives a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund.

               The following table indicates the amounts paid to the Advisor under the Administrative Services Agreement for the last three fiscal years:





         Fund Name              Fiscal Year Ended      Fiscal Year Ended     Fiscal Year Ended
                                October 31, 2001       October 31, 2002       October 31, 2003

The Tocqueville Fund                 $86,410                $90,999               $111,909

The Tocqueville Small Cap
Value Fund                           $55,941                $78,888               $92,119

The Tocqueville
International Value Fund            $119,881               $126,377               $137,531

The Tocqueville Gold Fund            $29,897               $131,891               $351,550

The Tocqueville Genesis                N/A                    N/A                  $1,383
Fund*


_______________________
* The Genesis Fund commenced operations on October 8, 2003.

Sub-Administration Agreement


               The Advisor has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with U.S. Bancorp Fund Services, LLC (the "Sub-Administrator"), which is located at 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202. Under the Sub-Administration Agreement, the Sub-Administrator assists in supervising all aspects of the Trust's operations except those performed by the Advisor under its advisory agreements with the Trust. The Sub-Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the 1940 Act, state "Blue Sky" authorities, the SEC and the Internal Revenue Service; and prepares financial reports. For the services it provides, the Advisor pays the Sub-Administrator a fee in the amount of 0.05% of the average daily net assets of each Fund, subject to a minimum annual fee of $30,000 for The Tocqueville Fund and $20,000 for The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund,
The Tocqueville Gold Fund and The Tocqueville Genesis Fund.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

               Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund are made by the Advisor. The Advisor is authorized to allocate the orders placed by it on behalf of a Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Advisor for the Fund's use. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. In addition, the Advisor may consider sales of shares of each Fund and of any other funds advised or managed by the Advisor as a factor in the selection of unaffiliated brokers to execute portfolio transactions for each Fund, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to the requirements of best execution. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, a Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

               In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay an unaffiliated broker that provides research services to the Advisor for each Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities with respect to the Funds. Neither the Funds nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent.

               This type of investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Advisor's policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Funds effect securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts.

               The following table indicates the amount of total brokerage commission on portfolio transactions paid by the Funds for the last three fiscal years:

                     Brokerage Commissions Paid by the Funds
                         for the Years Ended October 31,





         Fund Name                  2003                  2002                     2001

The Tocqueville Fund              $171,540              $261,124                 $168,089

The Tocqueville Small Cap         $413,236              $186,377                 $147,028
Value Fund

The Tocqueville                   $302,192              $396,010                 $395,780
International Value Fund

The Tocqueville Gold Fund        $1,238,270             $970,955                 $158,502

The Tocqueville Genesis           $21,997                  N/A                     N/A
Fund*


               The following table indicates the aggregate dollar amount of brokerage commissions paid by the Funds to the Distributor for the last three fiscal years:

                  Brokerage Commissions Paid to the Distributor
                         for the Years Ended October 31,





                Fund Name                        2003              2002              2001

The Tocqueville Fund                           $110,593          $128,868          $82,050

The Tocqueville Small Cap Value Fund           $159,738          $58,402           $56,296

The Tocqueville International Value Fund       $56,262           $59,018           $55,128

The Tocqueville Gold Fund                      $327,731          $278,414          $17,538

The Tocqueville Genesis Fund*                  $21,997             N/A               N/A


               For the fiscal year ended October 31, 2003, the percentage of each Fund's brokerage commissions paid, to the Distributor, and the aggregate dollar amount of transactions involving the payment of such commissions were as follows: the Tocqueville Fund: 64% and $29,383,779, respectively; the Small Cap
Fund: 39% and $41,964,194, respectively; the International Fund: 19% and $14,230,549, respectively; the Gold Fund: 26% and $51,605,935, respectively; and the Genesis Fund: 100% and $5,453,938, respectively.

_______________________
* The Genesis Fund commenced operations on October 8, 2003.

Allocation of Investments

               The Advisor has other advisory clients which include individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Funds. As such, there will be times when the Advisor may recommend purchases and/or sales of the same portfolio securities for each Fund and its other clients. In such circumstances, it will be the policy of the Advisor to allocate purchases and sales among the Funds and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by each Fund.


                       CAPITAL STOCK AND OTHER SECURITIES


Organization And Description Of Shares Of the Trust

               The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust's Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of five series, The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and the Tocqueville Genesis Fund. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to "The Tocqueville Trust," and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each Fund and to approve the Fund's Investment Advisory Agreement and Plan.

               The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

               Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES


Computation Of Net Asset Value


               Each Fund will determine the net asset value of its shares once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for business. Each Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by a Fund from the immediately preceding determination of net asset value. The net asset value is determined by dividing the market value of a Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Fund securities that are traded on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") will be valued at the NASDAQ Official Closing Price ("NOCP") or, in the event the NOCP is not available, at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short "against the box" will be valued at market as determined above; however, in instances where a Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Investments in gold bullion and other precious metals will be valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Where there are no readily available quotations for securities they are valued in accordance with procedures established by the Board of Trustees, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.



Purchase And Redemption Of Shares

               A complete description of the manner by which a Fund's shares may be purchased and redeemed appears in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares" respectively.

               Investors may, if they wish, invest in the Funds through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at a Fund's net asset value next computed after the orders are received by the securities dealers or their designated agent or affiliate, subject to certain procedures with which the dealers or their agents must comply when submitting orders to the Fund's transfer agent.


                                   TAX MATTERS

               The following is a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. This summary is not intended to be a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company
-----------------------------------------------

               Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over long-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year for this purpose.

               Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the underlying security not the issuer of the option.

               In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

               If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

               In general, gain or loss recognized by a Fund on the disposition of an asset or as a result of certain constructive sales will be a capital gain or loss. However, there are numerous exceptions to the rule, pursuant to which gain on the disposition of an asset is treated as ordinary income. For example, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto attributable to changes in foreign currency exchange rates, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

               Further, the Code also treats as ordinary income a portion of the capital gain attributable to certain transactions where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction.

               In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

               Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

               Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to
Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

               A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

               Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

               Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies
--------------------------------------------

               A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

               Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions
------------------

               Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such designated distributions will be taxable to shareholders as dividend income under federal law and will qualify for the 15% maximum federal tax rate on dividends received by individuals if certain holding periods are met.

               A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

               Conversely, if a Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate although in such a case it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

               Dividends paid by the International Fund generally should not qualify for the 70% dividends-received deduction for corporate shareholders. Dividends paid by the Tocqueville Fund and the Small Cap Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if certain provisions of the Code apply.

               A corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in alternative minimum taxable income.

               Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Some of a Fund's investment income may be subject to foreign income taxes that are withheld at the source. Unless a Fund qualifies for and makes a special election, foreign taxes reduce net investment income of the Fund and are borne at the Fund level rather than passed through to shareholders under the applicable tax laws. If a Fund, such as the Tocqueville International Fund, qualifies and meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

               Distributions by a Fund that do not constitute dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

               Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

               Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

               Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding of 28% of dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


Sale or Redemption of Shares
----------------------------

               A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at a maximum rate of 15% (5% if an individual shareholder is, and would be after accounting for such gain, eligible for the 10% or 15% tax bracket for ordinary income) if the holder has held such shares for more than 12 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders
--------------------

               Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

               If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

               If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

               In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at a backup withholding rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

               The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


Effect of Future Legislation; State and Local Tax Considerations
----------------------------------------------------------------

               The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

               Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                                  UNDERWRITERS

               The Funds sell and redeem their shares on a continuing basis at their net asset value. They do not impose a charge for either purchases or redemptions (with the exception of the Genesis Fund), except for a redemption fee imposed on shares held for 120 days or less. With respect to the Genesis Fund, the Distributor receives commission revenues consisting of that portion of the sales charge remaining after the allowance by the Distributor to investment dealers. The Distributor does not receive an underwriting commission for the Tocqueville Fund, the Small Cap Fund, the International Fund or the Gold Fund. The sales load and volume discounts applicable to the Genesis Fund are set forth in the Prospectus and are incorporated herein by reference. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Funds' shares, provided that any subscriptions and orders will not be binding on the Funds until accepted by the Funds as principal.

               The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Advisor, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Trust's Board of Trustees will consider appropriate modifications to the Trust's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in a Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


                             PERFORMANCE CALCULATION


Total Return and Average Annual Total Return

               Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price in the Fund over a specified period. Varying assumptions are made in calculating average annual total return, depending on whether it is calculated before taxes, after taxes on distributions or after taxes on distributions and redemption, as detailed below. Total return shows the aggregate return on an investment over a specified period and assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash.


The Fund uses the following formulas to calculate average annual total return:

               (1) Average Annual Total Return Quotation. Average Annual Total Return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               P(1+T)(n)  = ERV

               Where:

               P = a hypothetical initial payment of $1,000.

               T = average annual total return.

               n = number of years

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

               In calculating average annual total return the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period.(*)

               (2) Average Annual Total Return (After Taxes on Distributions) Quotation.

               Average Annual Total Return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or the period of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

               P(1+T)(n) = ATV(D)

               Where:

               P = a hypothetical initial payment of $1,000.

               T = average annual total return (after taxes on distributions).

               n = number of years.

               ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on the Fund's distributions but not after taxes on redemption.


_______________________
* In calculating average annual total return, the maximum sales load is deducted from the initial $1,000 payment for the Genesis Fund.

               In calculating average annual total return the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period.(*) Taxes due on distributions are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, however, it is assumed that the redemption has no tax consequences.

               (3) Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation.

               Average Annual Total Return (after taxes on distributions and redemption) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

               P(1+T)(n) = ATV(DR)

               Where:
               P = a hypothetical initial payment of $1,000.

               T = average annual total return (after taxes on distributions and redemption).

               n = number of years.

               ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on the Fund's distributions and redemption.


               In calculating average annual total return, the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period. (*) Taxes on distributions are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The ending value is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.


_______________________

* In calculating average annual total return, the maximum sales load is deducted from the initial $1,000 payment for the Genesis Fund.



                                Performance Data
                      (for periods ended October 31, 2003)


      Fund Name          Average Annual     Average Annual      Average Annual     Average Annual
                          Total Return     Total Return for    Total Return for   Total Return for
                         Since Inception       10 years            5 years             1 year

  The Tocqueville
       Fund(1)

Before Taxes                 10.34%             10.24%              6.16%              34.05%

After Taxes on
Distributions                 8.39%              8.07%              4.79%              34.05%

After Taxes on
Distributions and
Redemption                    8.07%              7.74%              4.61%              22.14%

 The Tocqueville Small
   Cap Value Fund(2)

Before Taxes                 16.19%               N/A               18.46%             54.60%

After Taxes on
Distributions                13.78%               N/A               16.04%             54.60%

After Taxes on
Distributions and
Redemption                   13.07%               N/A               14.98%             35.49%



_______________________
1      Inception Date: January 13, 1987

2      Inception Date: August 1, 1994



      Fund Name          Average Annual     Average Annual      Average Annual     Average Annual
                          Total Return     Total Return for    Total Return for   Total Return for
                         Since Inception       10 years            5 years             1 year

   The Tocqueville
 International Value
       Fund(1)

Before Taxes                  3.03%               N/A               8.71%              50.09%

After Taxes on
Distributions                 2.42%               N/A               8.07%              50.03%

After Taxes on
Distributions and
Redemption                    2.29%               N/A               7.28%              32.54%

 The Tocqueville Gold
       Fund(2)

Before Taxes                 27.42%               N/A               27.67%             77.30%

After Taxes on
Distributions                27.17%               N/A               27.38%             75.58%

After Taxes on
Distributions and
Redemption                   24.50%               N/A               24.62%             50.52%


   The Tocqueville
   Genesis Fund(3)

Before Taxes                 -0.40%               N/A                N/A                 N/A

After Taxes on
Distributions                -0.40%               N/A                N/A                 N/A

After Taxes on
Distributions and
Redemption                   -0.26%               N/A                N/A                 N/A



                              FINANCIAL STATEMENTS


               The audited financial statements for each Fund for the fiscal year ended October 31, 2003, and the report therein of PricewaterhouseCoopers LLP, are incorporated by reference to the Trust's annual report. The annual report is available upon request and without charge.


_______________________
1     Inception Date: August 1, 1994

2     Inception Date: June 29, 1998

3     Inception Date: October 8, 2003

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

               Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, is counsel for the Trust. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, have been appointed independent accountants for the Trust.


                              SHAREHOLDER INQUIRIES

               Shareholder inquiries should be directed to The Tocqueville Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: [name of Fund], or may be made by calling 1-800-697-3863.

                                   Appendix A

                       TOCQUEVILLE ASSET MANAGEMENT, L.P.
                      PROXY VOTING POLICIES AND PROCEDURES

                               As of June 1, 2003

I.      Policy

        Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Tocqueville Asset Management, L.P. ("TAM" or "we") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.     Proxy Voting Procedures

        (a) All proxies received by TAM will be sent to Henry Capellan (the "Proxy Manager"). The Proxy Manager will:

            (1) Keep a record of each proxy received;

            (2)  Forward  the  proxy  to  Robert  W.  Kleinschmidt,   President,
Tocqueville Asset Management L.P.

            (3) Determine which accounts managed by TAM hold the security to which the proxy relates;

            (4) Provide Robert W. Kleinschmidt with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which TAM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

            (5)  Absent   material   conflicts  (see  Section  IV),   Robert  W.
Kleinschmidt will determine how TAM should vote the proxy. Robert W. Kleinschmidt will send his decision on how TAM will vote a proxy to the Proxy Manager. The Proxy Manager is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

            (6) TAM may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Proxy Manager shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.    Voting Guidelines

        In the absence of specific voting guidelines from the client, TAM will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. TAM believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

                o We generally vote against management on any proposal that we feel consumes too many corporate resources or are dilutive to earnings and asset values. This includes excessive retirement benefits, golden handcuffs, abusive change of control payments, excessive severance agreements, and, especially, stock options. Proposals that allow employees to acquire shares at a discount are favored so long as the amounts and discounts are within reason and employees are investing their own funds. We strongly believe that management has been hired to work for the owners of the company, the shareholders. They should be well compensated for their efforts and rewarded for their success, but they are not entitled to expropriate shareholder wealth.

                o We generally vote against authorizations to increase shares outstanding, since these are often the precursor of new option programs and are dilutive to shareholders. We will vote against mergers or acquisitions that we believe are not in the best long-term interests of shareholders. Most are not. We will also vote against re-pricing of existing options.

                o With directorships, we will generally vote with management. Occasionally, however, we vote against a specific director if we feel that his historical record has demonstrated a disregard for shareholder interests. In particular, we will vote against directors who are on the compensation committee if we disagree with their compensation recommendations. We will vote against members of the audit committee if there are corporate governance issues. We favor independent directors over insiders. We also favor the separation of chairman and chief executive officer titles.

                o We prefer annual election of directors to staggered boards. We are also in favor of cumulative voting. We oppose supermajority provisions. We are decidedly against poison pills and other management entrenchment devices.

                o With auditors, we generally vote in favor of management recommendations, as long as the auditors are respected and well known. We vote against auditors that have not separated their consulting businesses from their auditing functions.

                o We oppose shareholder proposals to expense options, since this understates the true cost of the dilution and obscures corporate profitability. With other shareholder proposals, especially those dealing with social or environmental issues, we will be guided by what is most important to maintaining corporate profitability, but we will consider client directives on issues that are of particular concern to them or their organizations.

                For other proposals, TAM will generally vote as recommended by management.

                TAM shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

                (1) whether the proposal was recommended by management and TAM's opinion of management;

                (2)     whether  the   proposal   acts  to   entrench   existing
                        management; and

                (3) whether the proposal fairly compensates management for past and future performance.

IV.     Conflicts of Interest

            (1) The Proxy Manager will identify proxy proposals that involve material conflicts of interest between TAM and its clients. This examination will include a review of the relationship of TAM and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of TAM or an affiliate of TAM or has some other relationship with TAM or a client of TAM.

            (2) If a material conflict exists, TAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If TAM determines that a material conflict exists, TAM will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when TAM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, then TAM will give the ERISA client the opportunity to vote the proxies themselves, or vote the proxy in accordance with management recommendations. Absent the client reserving voting rights, the firm will vote the proxies solely in accordance with the policies outlined in Section "III. Voting Guidelines" above.

V.      Disclosure

        (a) TAM will disclose in its Form ADV Part II that clients may contact the Proxy Manager, via e-mail or telephone at 1-800-892-7786 in order to obtain information on how TAM voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Proxy Manager will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how TAM voted the client's proxy.

        (b) A concise summary of these Proxy Voting Policies and Procedures will be included in TAM's Form ADV Part II, and will be updated wherever these policies and procedures are updated. The Proxy Manager will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent TAM's Form ADV PartII, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.     Recordkeeping

        The Proxy Manager will maintain files relating to these proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of TAM. Records of the following will be included in the files:

        (a) Copies of these proxy voting policies and procedures, and any amendments thereto.

        (b) A copy of each proxy statement that TAM receives, provided however that the TAM may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

        (c) A record of each vote that TAM casts.

        (d) A copy of any document TAM created that was material to making a decision how to vote proxies, or that memorializes that decision.

        (e) A copy of each written client request for information on how TAM voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how TAM voted its proxies.

PART C.   OTHER INFORMATION
-------   -----------------

ITEM 23.   Exhibits
--------   --------

(a)(1)     Agreement and Declaration of Trust of the Registrant. (1)

(a)(2) Amendment to the Agreement and Declaration of Trust of the Registrant dated August 19, 1991. (2)

(a)(3) Amendment to the Agreement and Declaration of Trust of the Registrant dated August 4, 1995. (1)

(b)        Amended and Restated By-laws of the Registrant. (2)

(c) Form of certificate for shares of beneficial interest, par value $.01 per share, of the Registrant. (1)

(d)(1) Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Genesis Fund, and Tocqueville Asset Management L.P. (the "Adviser") is filed herewith.

(d)(2) Form of Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Gold Fund, and the Adviser. (3)

(d)(3) Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Fund, and the Adviser. (1)

(d)(4) Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Small Cap Value Fund, and the Adviser. (1)

(d)(5) Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville International Value Fund, and the Adviser. (1)

(e) Distribution Agreement, as amended, between the Registrant and Lepercq, de Neuflize/Tocqueville Securities, L.P. is filed herewith.

(f)        None.

(g)(1) Custodian Agreement between the Registrant and U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and Amendment to the Custodian Agreement. (2)

(g)(2) Custodian Agreement between the Registrant, on behalf of The Tocqueville Gold Fund, and U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and Amendment to the Custodian Agreement. (2)

(g)(3) Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Trust Company) and the Registrant, on behalf of The Tocqueville Small Cap Value Fund. (2)

(g)(4) Form of Amendment to the Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and the Registrant, on behalf of The Tocqueville Small Cap Value Fund. (2)

(g)(5) Form of Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Trust Company) and the Registrant, on behalf of The Tocqueville Gold Fund. (1)

_______________

(1) Previously filed in Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A on January 30, 2002, and incorporated by reference herein.

(2) Previously filed in Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A on February 27, 2003, and incorporated by reference herein.

(3) Previously filed in Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A on April 15, 1998, and incorporated by reference herein.

(g)(6) Form of Amendment to the Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and the Registrant, on behalf of The Tocqueville Gold Fund. (2)

(g)(7) Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Trust Company) and the Registrant, on behalf of The Tocqueville International Value Fund (formerly Tocqueville Europe Fund). (4)

(g)(8) Form of Amendment to the Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and the Registrant on behalf of The Tocqueville International Value Fund. (2)

(g)(9) Global Custody Tri-Party Agreement between JPMorgan Chase Bank, U.S. Bank National Association and The Tocqueville Genesis Fund is filed herewith.

(h)(1)     Administration Agreement between the Registrant and the Adviser. (2)

(h)(2) Fund Sub-Administration Servicing Agreement between the Adviser and Firstar Trust Company. (5)

(h)(3) Amendment to the Fund Sub-Administration Servicing Agreement between the Adviser and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC). (2)

(h)(4) Amendment to the Fund Sub-Administration Servicing Agreement between the Adviser and U.S. Bancorp Fund Services, LLC. (3)

(h)(5) Transfer Agent Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) and Amendment to the Transfer Agent Agreement. (2)

(h)(6) Transfer Agent Agreement between the Registrant, on behalf of The Tocqueville Gold Fund, and U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) and Amendment to the Transfer Agent Agreement.
           (2)

(h)(7) Addendum to Transfer Agent Agreements between the Registrant and U.S. Bancorp Fund Services, LLC. (2)

(h)(8) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) and Amendment to the Fund Accounting Servicing Agreement. (2)

(h)(9) Fund Accounting Servicing Agreement between the Registrant, on behalf of The Tocqueville Gold Fund, and U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) and Amendment to the Fund Accounting Servicing Agreement. (2)

(h)(10) Fulfillment Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) and Amendment to the Fulfillment Servicing Agreement. (2)

(h)(11) Form of Fulfillment Servicing Agreement between the Registrant, on behalf of The Tocqueville Gold Fund, and U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company). (5)

_______________

(2) Previously filed in Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A on February 27, 2003, and incorporated by reference herein.

(4) Previously filed in Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A on February 28, 1997, and incorporated by reference herein.

(5) Previously filed in Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on February 28, 2001, and incorporated by reference herein.

(h)(12) Expense Limitation Agreement between the Registrant, on behalf of The Tocqueville Genesis Fund, and the Adviser is filed herewith.

(i)(1) Opinions of Spengler, Carlson, Gubar, Brodsky & Frischling and Hale & Dorr. (2)

(i)(2)     Consent of Paul, Hastings, Janofsky & Walker LLP is filed herewith.

(j)        Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)        Annual Report for the fiscal year ended October 31, 2003. (6)

(l)        Certificate re: initial $100,000 capital. (2)

(m)(1) Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Fund. (2)

(m)(2) Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Small Cap Value Fund. (2)

(m)(3) Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The International Value Fund. (2)

(m)(4) Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Gold Fund.
           (2)

(m)(5) Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Genesis Fund is filed herewith.

(m)(6) Distribution Agreement, as amended, between the Registrant and Lepercq, de Neuflize/Tocqueville Securities, L.P., is filed herewith (See exhibit (e) above).

(n) Multiple Class Plan (in accordance with Rule 18f-3) of The Tocqueville Trust has been recscinded.

(o)        Reserved.

(p) Code of Ethics for the Registrant, Adviser and Lepercq, de Neuflize/Tocqueville Securities, L.P. (2)

(q) (1)    Powers of Attorney for The Tocqueville Trust. (2)

(q) (2)    Power of Attorney for Charles W. Caulkins is filed herewith.

_______________

(2) Previously filed in Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A on February 27, 2003, and incorporated by reference herein.

(6) Previously filed in Registrant's Annual Report on Form N-CSR filed on January 9, 2004, and incorporated by reference herein.

ITEM 24.  Persons Controlled By or Under Common Control with Registrant
--------  -------------------------------------------------------------

        None

ITEM 25.  Indemnification
--------  ---------------

        Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

        The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

        As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Covered Persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Covered Person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Covered Person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.   Business and Other Connections of Investment Advisor
--------   ----------------------------------------------------


           Name                         Business Activity within the past two fiscal years
---------------------------       -------------------------------------------------------------
Francois D. Sicart                 Chairman and Director, Tocqueville Management Corporation,
    Tocqueville Management Corp.    the General Partner of Tocqueville Asset Management L.P.
    1675 Broadway
    New York, New York  10019
Robert Kleinschmidt                   President, Chief Investment Officer and Director,
    Tocqueville Management Corp.   Tocqueville Management Corporation, the General Partner
    1675 Broadway                           of Tocqueville Asset Management L.P.
    New York, New York  10019


ITEM 27.   Principal Underwriters
--------   ----------------------

        (a)    The Tocqueville Alexis Trust

        (b) The following information is furnished with respect to the officers and partners of Lepercq, de Neuflize/Tocqueville Securities, L.P., the Registrant's principal underwriter. The business address for all persons listed below is 1675 Broadway, New York, New York 10019.


          Name and Principal              Positions and Offices with            Positions and Offices
           Business Address                Principal Underwriters                 with Registrant
---------------------------------  -------------------------------------  ------------------------------

Tocqueville Management Corp.*                General Partner                           None
1675 Broadway
New York, New York  10019

Francois D. Sicart                      Chairman, CEO and Director              Chairman and Trustee

Robert Kleinschmidt                             President                       President and Trustee

        (c)    Not Applicable.

ITEM 28.   Location of Accounts and Records
--------   --------------------------------

        The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 relating to each series of the Trust are held by U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, the Trust's transfer agent.

ITEM 29.   Management Services
--------   -------------------

        Not applicable.

ITEM 30.   Undertakings
--------   ------------

        Not applicable.


_______________

* Francois Sicart and Robert Kleinschmidt are the directors and officers of Tocqueville Management Corp. and hold the positions listed above in Item 26.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 1st day of March, 2004.

                                            THE TOCQUEVILLE TRUST

                                            By: /s/ Francois D. Sicart
                                                --------------------------------
                                                Francois D. Sicart
                                                Principal Executive Officer



        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities indicated on the th day of March, 2004.


        Signatures                              Title                                       Date
        ----------                              -----                                       ----

/s/ Francois D. Sicart          Principal Executive Officer and Trustee            March 1, 2004
----------------------------
Francois D. Sicart

/s/ Robert Kleinschmidt         President, Principal Operating Officer,            March 1, 2004
----------------------------    Principal Financial Officer and Trustee
Robert Kleinschmidt

Lucille G. Bono*                Trustee
Charles W. Caulkins*            Trustee
James W. Gerard*                Trustee
Inge Heckel*                    Trustee
Guy A. Main*                    Trustee
Larry M. Senderhauf*            Trustee

                                                                                   March 1, 2004

/s/ Roger Cotta
----------------------------
Roger Cotta
Attorney-in-Fact*


_______________

* Powers of Attorney are incorporated by reference herein as Exhibit (q).

                                INDEX TO EXHIBITS
                                -----------------

  Exhibit          Caption
  -------          -------

  Exhibit (d)(1)   Investment Advisory Agreement between the Registrant, on
                   behalf of The Tocqueville Genesis Fund, and Tocqueville Asset
                   Management L.P.

  Exhibit (e)      Distribution Agreement as amended, between the Registrant and
                   Lepercq, De Neuflize/Tocqueville Securities, L.P.

  Exhibit (g)(9)   Global Custody Tri-Party Agreement between JPMorgan Chase
                   Bank, U.S. Bank National Association and The Tocqueville
                   Genesis Fund is filed herewith.

  Exhibit (h)(12)  Expense Limitation Agreement between the Registrant, on behalf of The Tocqueville Genesis Fund, and the Adviser.

  Exhibit i(2)     Consent of Paul, Hastings, Janofsky & Walker LLP.

  Exhibit j        Consent of PricewaterhouseCoopers LLP.

  Exhibit (m)(5)   Plan for Payment of Certain Expenses for Distribution or
                   Shareholder Servicing Assistance of Class A Shares of The
                   Tocqueville Genesis Fund.

  Exhibit (m)(6)   See Exhibit (e).

  Exhibit (q)(2)   Power of Attorney for Charles W. Caulkins.